UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-05104

Capital World Bond Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Steven I. Koszalka

Capital World Bond Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Find opportunities
in global bonds

Capital World Bond Fund® Annual report for the period ended December 31, 2016

Capital World Bond Fund seeks to provide you, over the long term, with a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund’s investments.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2016:

Class A shares	1 year	5 years	10 years

Reflecting 3.75% maximum sales charge	–1.58%	–0.02%	2.76%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio was 0.95% for Class A shares as of the prospectus dated March 1, 2017 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of January 31, 2017, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 1.80%. The fund’s 12-month distribution rate for Class A shares as of that date was 1.60%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities, while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield and lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade and higher rated bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. Investing in bonds issued outside the U.S. may be subject to additional risks. They include currency fluctuations, political and social instability, differing securities regulations and accounting standards, higher transaction costs, possible changes in taxation, illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Contents
1	Letter to investors
4	The value of a long-term perspective
5	About your fund
6	Summary investment portfolio
13	Financial statements
37	Board of trustees and other officers

Fellow investors:

Not long has passed since our last letter, though much has happened in recent months. So, as we write to let you know that Capital World Bond Fund’s fiscal year-end has shifted to coincide with the calendar year-end, we’re also offering an update on market developments and our latest thinking.

Over the 12-month period ended December 31, 2016, bond prices and currencies fluctuated considerably. In addition to Donald Trump’s victory in November’s U.S. presidential election, divergent central bank actions had a profound impact on markets.

Bond yields (which move inversely to prices) moved sharply higher in November and December. Many currencies weakened against the dollar, which acted as a further drag on returns in certain non-U.S. markets.

The fund recorded a 12-month total return of 2.27%. The result outpaced the unmanaged Bloomberg Barclays Global Aggregate Index, which rose 2.09%. Favorable bond selection contributed most to relative results. Decisions in regard to emphasizing certain bond sectors and countries in the portfolio also helped. Less-than-index exposure to the British pound was a significant positive, though overall currency exposure detracted from relative results.

As always, Capital World Bond Fund has maintained its disciplined diversified relative value approach to investing, designed to deliver a consistently high level of total return to fund investors over time. For longer term results see the table below. Dividends were paid in March, June, October and December, totaling 32 cents a share, including about 4 cents in return of capital. Fund investors who

Results at a glance

For periods ended December 31, 2016, with all distributions reinvested

	Cumulative total returns		Average annual total returns
	6 months	1 year	5 years	10 years	Lifetime[1]

Capital World Bond Fund (Class A shares)	–5.12%	2.27%	0.75%	3.15%	6.08%
Bloomberg Barclays Global Aggregate Index[2]	–6.31	2.09	0.21	3.29	6.02%
Lipper Global Income Funds Average[3]	–2.43	3.54	1.48	3.61	6.13%

[1]	Since August 4, 1987.
[2]	Bloomberg Barclays source: Bloomberg Index Services Ltd. The Bloomberg Barclays Global Aggregate Index began on December 31, 1989. For the period August 4, 1987, to December 31, 1989, the Citigroup World Government Bond Index was used. The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. Citigroup data: ©2017 Citigroup Index LLC. All rights reserved.
[3]	Source: Thomson Reuters Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category.

On the cover:

Shibuya Crossing, Tokyo

Capital World Bond Fund	1

reinvested their dividends earned an income return of 1.70%, or 1.47% excluding return of capital. For those taking their dividends in cash, the figure was 1.69%, or 1.46% excluding return of capital.

The fund’s result lagged the Lipper Global Income Funds Average, a measure of comparable funds, which rose 3.54%. As a fund category, “Global Income” includes a broad spectrum of funds, such as those that fully hedge currency exposure, and others with substantial investments in emerging markets bonds or high-yield bonds (rated BB/Ba and below); lower rated corporates were one of the few areas that rallied amid the late-2016 bond selloff.

United States

The Federal Reserve held rates steady at its July and September meetings, but gave a generally upbeat verdict on the economy. By December, the Fed was ready to act and the federal funds target rate was raised by a quarter of a percentage point to a range of 0.50% to 0.75%.

However, the hawkishness of the Fed’s outlook seemed to surprise markets and yields moved even higher, reflecting stronger growth and inflation expectations for 2017.

The yield on the benchmark 10-year U.S. Treasury note ended the 12-month period at 2.45% — 0.18 percentage points higher than a year earlier, and well above the record low of 1.37% reached in July. Investment-grade (rated BBB/Baa and above) corporate bonds notched a 6.1% gain. Treasury Inflation Protected Securities (TIPS) advanced 4.7%, helped by higher actual and expected inflation. TIPS are a significant fund holding.

One important driver of higher inflation has been rising oil prices. After hitting a 13-year low of $26 per barrel in February, crude oil mostly traded in a range of $40-$55 per barrel toward the end of 2016. The recovery in oil prices helped boost the fund’s Investments in corporate bonds from the energy sector.

Excluding cash, U.S. dollar-denominated debt accounted for 50.2% of the fund’s portfolio as of December 31, 2016, before currency hedging; this amount included 16.7% in Treasury bonds and notes.

Europe

In March, ECB President Mario Draghi announced a series of policy actions that included reductions in three key lending rates, some of which were already in negative territory. The ECB also expanded its bond-buying program to €80 billion a month (from €60 billion) and pledged to buy corporate bonds in addition to government bonds.

The U.K.’s “Brexit” vote in June weakened the British pound and sent European bond yields into uncharted negative territory as investors sought safe-haven assets. By year-end, however, sub-zero yields had become less prevalent.

In December, encouraging economic data prompted a change of tack by the ECB. The central bank announced that it would extend its program into 2017, while dialing purchases back down to €60 billion each month. The yield on

2	Capital World Bond Fund

Germany’s benchmark 10-year note ended 2016 at 0.20%, while the euro shed 3.00% over the 12 months.

Euro-zone bonds accounted for 10.6% of the fund’s portfolio (before currency hedging) as of December 31. Holdings of government issues from Poland, Hungary and Germany are among the larger exposures.

Other developed markets

The Bank of Japan surprised markets twice over the fund’s fiscal year. In late January 2016, the central bank sought to kick-start growth and spark inflation by adopting negative short-term interest rates. Then, in September, it announced that it would tailor its official bond purchases in a bid to push 10-year government bond yields back up to around zero.

The fund’s exposure to Japan is much less than that of the index. That said, Japanese investments — including a sizable amount of inflation-linked issues — remain meaningful in absolute terms: 8.3%, before currency hedging.

Developing markets

Despite the sharp selloff in the final few months of 2016, developing country bonds notched a 10% gain over the 12-month period. In the near term, rebounding prices for certain commodities and stimulus measures in the euro zone, Japan and China all seem supportive, as do reform efforts in select markets.

We remain mindful that future U.S. interest rate increases may dampen investor enthusiasm. As of December 31, 2016, developing country bonds amounted to 22.5% of the portfolio (before currency hedging).

Looking ahead

The global outlook has brightened somewhat. Growth and inflation have picked up and manufacturing activity also seems to be recovering after an extended slump. While some major central banks have maintained accommodative policies, the Fed is tightening. Gradual increases in U.S. interest rates seem likely in 2017. However, the Fed’s stance may evolve as clarity on the new administration’s policy priorities around infrastructure spending, tax cuts and trade policy develops.

Still, concerns about global growth persist. The possibility of more protectionist trade policies in the U.S. and political uncertainty about Brexit and euro zone elections may be sources of volatility.

Near-term dollar strength also seems quite possible — even though valuations for some currencies appear quite low. In recent months, managers increased the portfolio’s less-than-index stance in the euro and reduced the underweight in the British pound. Yen exposure has decreased from neutral to modestly below-index.

Active management of exposure to currencies — as well as countries, interest rates and sectors — is a hallmark of this fund’s flexible research-driven approach. Research has helped us uncover attractive bonds among diverse areas — ranging from Danish mortgage-backed securities and Hungarian government issues, to Malaysian government bonds — and shaped longer term strategic thinking.

We expect broad dollar strength to relent in the next year or so. We see sustained relative value in central Europe and Scandinavia, where higher growth economies adjacent to the euro zone offer European exposure with some positive twists. We also see some great opportunities in emerging markets. For instance, we recently added to investments in Brazil — mindful that bonds there could rally further, if disappointing growth prompts the central bank to cut rates more aggressively than is widely anticipated.

Thank you for your continued commitment to long-term investing. We look forward to reporting to you again in six months.

Cordially,

Thomas H. Høgh

President

February 13, 2017

For current information about the fund, visit americanfunds.com.

Capital World Bond Fund	3

The value of a long-term perspective

Fund results shown reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.2

How a $10,000 investment has grown over the fund’s lifetime

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 4.75% prior to January 10, 2000.
[3]	With dividends and capital gains reinvested or interest compounded. Results of the Citigroup World Government Bond Index are represented by the purple line. Citigroup data: ©2017 Citigroup Index LLC. All rights reserved.
[4]	Bloomberg Barclays Global Aggregate Index did not exist until December 31, 1989. For the period of August 4, 1987, through December 31, 1989, the Citigroup World Government Bond Index results were used. Bloomberg Barclays source: Bloomberg Index Services Ltd.
[5]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[6]	For the period of August 4, 1987, commencement of operations, through December 31, 1987.

The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment

For periods ended December 31, 2016*

	1 year	5 years	10 years

Class A shares	–1.58%	–0.02%	2.76%

*	Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

The total annual fund operating expense ratio is 0.95% for Class A shares as of the prospectus dated March 1, 2017 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

4	Capital World Bond Fund

About your fund

Capital World Bond Fund offers shareholders a selection of global bonds that is unparalleled among the other fixed income funds of the American Funds family. It may invest in virtually any bond market in the world and in bonds denominated in any currency. This broad mandate allows the fund to seek a high level of total return through capital appreciation, through a wide range of income opportunities and from changing currency relationships.

Where the fund’s assets are invested … and how those markets have done over the past year unaudited

			Bond market total returns[1]
	Capital World Bond Fund		12 months ended
	December 31, 2016		December 31, 2016
	Before forward	After forward	In local		In U.S.
Currency weighting by country:	contracts	contracts	currency		dollars
United States[2]	50.2	46.0	2.8%		2.8%
Euro zone[3]	10.6	11.4	3.2		0.3
Japan	8.3	14.4	2.7		6.2
Hungary	4.7	4.6	6.8	[4]	6.1	[4]
Poland	4.6	4.2	0.2		–5.0
Mexico	4.4	4.4	–1.2		–16.8
United Kingdom	2.6	3.8	11.3		–7.1
Malaysia	2.6	2.4	2.9		–1.1
Denmark	2.3	2.3	5.1		2.5
India	1.8	1.2	15.3	[4]	12.4	[4]
Brazil	1.4	1.1	29.8	[4]	57.8	[4]
Australia	1.2	0.1	2.9		2.4
Chile	0.8	0.0	6.4		12.7
Canada	0.7	0.2	1.4		5.1
Norway	0.6	1.1	0.4		3.3
Thailand	0.5	0.5	0.9		1.6
South Africa	0.5	0.4	13.2		29.7
Argentina	0.4	0.4	—	[5]	—	[5]
Colombia	0.4	0.1	15.3	[4]	21.9	[4]
Sweden	0.4	1.2	2.7		–4.8
Israel	0.4	0.1	—	[5]	—	[5]
Turkey	0.2	0.2	9.4	[4]	–9.2	[4]
Philippines	0.2	0.2	3.7	[4]	–1.9	[4]
Ghana	0.1	0.1	—	[5]	—	[5]
New Zealand	0.1	–0.5	3.6		5.5
Czech Republic	0.0	0.1	1.6		–1.3

[1]	Bloomberg Barclays source: Bloomberg Index Services Ltd. Data source: Bloomberg Barclays Global Aggregate Index.
[2]	Includes U.S. dollar-denominated debt of other countries, totaling 17.3%.
[3]	Countries using the euro as a common currency: Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain.
[4]	Data source: JP Morgan GBI–EM Broad Diversified Index.
[5]	This market is not included in the Bloomberg Barclays Global Aggregate Index or the JP Morgan GBI–EM Broad Diversified Index.

	Before forward	After forward
Currency weighting by region:	contracts	contracts
United States	50.2%	46.0%
Europe	26.0	28.9
Asia/Pacific Basin	14.7	18.3
Other*	9.1	6.8

*	Argentina, Brazil, Canada, Chile, Colombia, Ghana, Israel, Mexico and South Africa.

Capital World Bond Fund	5

Portfolio summary December 31, 2016

Investment mix by security type	Percent of net assets

Bonds & notes of governments & government agencies outside the U.S.

		Percent of net assets
Euro zone*:
Germany	1.86%
Ireland	1.69
Italy	1.36
Spain	1.10
Belgium	.89
Slovenia	.73
France	.25
Other	.17	8.05%
Japan		8.26
Hungary		5.34
Poland		4.52
Mexico		4.46
Malaysia		2.58
United Kingdom		2.13
India		1.77
Brazil		1.44
Argentina		1.39
Australia		1.23
Other		7.64
		48.81%

*	Countries using the euro as a common currency: Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain.

Net assets and portfolio turnover rate

	Fund net assets	Portfolio
Fiscal period end	(millions)	turnover rate
12/31/2016*	$11,939	19%†
9/30/2016	12,621	138
9/30/2015	12,629	185
9/30/2014	13,207	205
9/30/2013	12,654	199
9/30/2012	12,629	142

*	In 2016, the fund changed its fiscal year-end from September to December.
†	Not annualized.

Expense ratios

Capital WorldBond Fund (Class A shares)	.95	%*
Lipper Global Income Funds Average (front-end load funds only, excluding funds of funds)	1.02	†

*	As of the prospectus dated March 1, 2017 (unaudited).
†	As of December 31, 2016.

6	Capital World Bond Fund

Summary investment portfolio December 31, 2016

Bonds, notes & other debt instruments 95.78%	Principal amount (000)		Value (000)
Euros 10.43%
Belgium (Kingdom of), Series 77, 1.00% 2026		€75,500	$82,886
Germany (Federal Republic of) 2.50% 2046		99,925	148,104
Germany (Federal Republic of) 0.10%–4.00% 2020–2037[1]		63,335	74,294
Ireland (Republic of) 3.90% 2023		49,920	65,040
Ireland (Republic of) 1.00%–5.40% 2024–2045		110,425	136,204
Italy (Republic of) 0.95%–4.75% 2021–2025		141,025	162,108
Spain (Kingdom of) 1.30% 2026		49,500	51,805
Spain (Kingdom of) 0.75%–5.15% 2021–2046		64,730	79,953
Other securities			444,999
			1,245,393

Japanese yen 8.26%
Japan, Series 326, 0.70% 2022		¥9,825,000	88,028
Japan, Series 18, 0.10% 2024[1]		21,135,360	190,512
Japan, Series 19, 0.10% 2024[1]		13,077,480	118,886
Japan, Series 336, 0.50% 2024		6,255,000	55,742
Japan, Series 145, 1.70% 2033		6,955,000	72,125
Japan, Series 42, 1.70% 2044		7,940,000	85,150
Japan 0.10%–2.20% 2018–2045[1]		40,249,510	375,312
			985,755

Hungarian forints 4.62%
Hungary, Series C, 2.00% 2019	HUF	29,556,570	104,117
Hungary, Series A, 6.50% 2019		32,438,230	125,988
Hungary, Series A, 7.50% 2020		40,559,270	170,465
Hungary, Series B, 5.50% 2025		12,474,160	50,905
Hungary 3.50%–7.00% 2018–2023		24,912,550	100,215
			551,690

Polish zloty 4.52%
Poland (Republic of), Series 0420, 1.50% 2020	PLN	729,525	168,825
Poland (Republic of), Series 1020, 5.25% 2020		333,450	87,119
Poland (Republic of), Series 0421, 2.00% 2021		443,750	102,691
Poland (Republic of), Series 0922, 5.75% 2022		256,955	69,730
Poland (Republic of) 2.75%–5.75% 2021–2025[1]		436,336	110,915
			539,280

Mexican pesos 4.40%
United Mexican States, Series M, 6.50% 2021	MXN	5,449,000	256,561
United Mexican States, Series M20, 10.00% 2024		1,093,500	61,129
United Mexican States, Series M, 5.75% 2026		2,463,000	105,602
United Mexican States 4.00%–10.00% 2017–2042[1]		1,871,027	93,738
Other securities			8,475
			525,505

British pounds 2.58%
United Kingdom 1.75% 2022		£60,850	79,481
United Kingdom 1.00%–3.50% 2017–2045		129,075	173,995
Other securities			55,183
			308,659

Malaysian ringgits 2.57%
Malaysia (Federation of), Series 0315, 3.659% 2020	MYR	498,636	111,113
Malaysia (Federation of) 3.58%–4.79% 2018–2035		894,854	196,130
			307,243

Danish kroner 2.27%
Nykredit Realkredit AS, Series 01E, 2.00% 2037[2]	DKr	977,559	141,149
Nykredit Realkredit AS, Series 01E, 2.50% 2047[2]		86,254	12,356
Realkredit Danmark AS, Series 22S, 2.00% 2037[2]		581,961	83,638
Other securities			33,527
			270,670

Capital World Bond Fund	7

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Indian rupees 1.77%
India (Republic of) 7.80% 2021	INR	5,196,610	$80,097
India (Republic of) 8.83% 2023		4,774,600	78,270
India (Republic of) 7.28%–9.20% 2019–2030		3,372,290	53,324
			211,691

Brazilian reais 1.41%
Brazil (Federative Republic of) 0% 2020	BRL	406,000	91,019
Brazil (Federative Republic of) 0%–10.00% 2017–2027[1]		271,824	77,205
			168,224

Australian dollars 1.23%
Australia (Commonwealth of), Series 124, 5.75% 2021	A$	109,800	91,021
Australia (Commonwealth of) 3.25%–5.50% 2023–2029		71,500	55,695
			146,716

Chilean pesos 0.79%
Chile (Banco Central de) 4.50% 2021	CLP	61,335,000	94,088

Canadian dollars 0.67%
Canada 2.25% 2025	C$	78,040	60,957
Other securities			18,999
			79,956

Argentine pesos 0.43%
Argentina (Central Bank of) 0% 2017	ARS	11,400	710
Argentine Republic 2.50%–22.75% 2018–2026[1]		814,006	51,063
			51,773

Israeli shekels 0.41%
Israel (State of) 5.50% 2042	ILS	137,250	49,340

U.S. dollars 46.45%
Argentine Republic 6.63%–8.28% 2021–2046[2,3,4]		$109,587	112,607
Brazil (Federative Republic of) 4.25% 2025		3,545	3,319
Freddie Mac 4.00% 2046[2]		46,791	49,173
Hungary 5.38%–7.63% 2020–2041		72,848	86,087
Slovenia (Republic of) 5.50% 2022		46,940	51,973
U.S. Treasury 1.625% 2019[5]		125,550	126,507
U.S. Treasury 1.75% 2019		74,350	75,082
U.S. Treasury 1.375% 2020[5]		120,450	119,697
U.S. Treasury 1.125% 2021		334,210	325,229
U.S. Treasury 2.00% 2021		82,150	82,484
U.S. Treasury 2.50% 2024		76,900	78,087
U.S. Treasury 3.00% 2045		61,450	60,443
U.S. Treasury 2.875% 2046		136,775	131,692
U.S. Treasury 0.75%–8.00% 2017–2046		505,359	499,197
U.S. Treasury Inflation-Protected Security 0.625% 2024[1]		152,423	155,306
U.S. Treasury Inflation-Protected Security 0.625% 2026[1]		55,442	55,973
U.S. Treasury Inflation-Protected Security 1.00% 2046[1]		144,770	145,692
U.S. Treasury Inflation-Protected Securities 0.13%–2.38% 2024–2045[1]		139,852	143,573
United Mexican States 3.63%–5.13% 2020–2044		18,100	16,921
Other securities			3,226,282
			5,545,324

Other 2.97%
Other securities			354,337

Total bonds, notes & other debt instruments (cost: $11,954,146,000)			11,435,644

8	Capital World Bond Fund

Convertible stocks 0.03%	Shares	Value (000)
U.S. dollars 0.01%
Other securities		$537

Miscellaneous 0.02%
Other convertible stocks in initial period of acquisition		2,640

Total convertible stocks (cost: $5,056,000)		3,177

Common stocks 0.04%
U.S. dollars 0.04%
Other securities		4,642

Total common stocks (cost: $9,903,000)		4,642

Short-term securities 4.26%	Principal amount (000)
Bank of Nova Scotia 1.03% due 1/17/2017[3]	$52,100	52,085
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.65%–0.72% due 1/4/2017–2/1/2017	72,600	72,583
JPMorgan Chase & Co. 1.03% due 3/13/2017	50,000	50,017
Liberty Street Funding Corp. 0.97% due 3/8/2017[3]	40,000	39,938
Mizuho Bank, Ltd. 0.70%–0.89% due 1/30/2017–2/21/2017[3]	80,000	79,926
Toronto-Dominion Holdings USA Inc. 0.60%–0.69% due 1/10/2017–1/31/2017[3]	75,000	74,979
U.S. Treasury Bills 0.44% due 2/16/2017	5,000	4,997
Victory Receivables Corp. 1.10% due 3/10/2017[3]	50,000	49,918
Other securities		84,256

Total short-term securities (cost: $508,635,000)		508,699
Total investment securities 100.11% (cost: $12,477,740,000)		11,952,162
Other assets less liabilities (0.11)%		(13,122)

Net assets 100.00%		$11,939,040

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Miscellaneous” and “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $7,672,000, which represented .06% of the net assets of the fund. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $24,208,000, which represented .20% of the net assets of the fund. Some securities in “Other securities” (with aggregate value of $669,000, an aggregate cost of $3,135,000, and which represented .01% of the net assets of the fund) were acquired from 3/10/2010 to 8/27/2013 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $2,468,225,000.

					Unrealized
					(depreciation)
			Contract amount		appreciation
			Receive	Deliver	at 12/31/2016
	Settlement date	Counterparty	(000)	(000)	(000)
Purchases:
Euros	1/6/2017	UBS AG	€74,700	$81,619	$(2,945)
Euros	1/9/2017	Citibank	€45,000	$48,623	(1,222)
Euros	1/10/2017	HSBC Bank	€50,979	$55,043	(1,341)
Euros	1/12/2017	Barclays Bank PLC	€32,924	$35,078	(391)
Euros	1/19/2017	Bank of America, N.A.	€47,856	$51,451	(1,017)
Japanese yen	1/6/2017	JPMorgan Chase	¥15,248,338	$137,500	(6,953)
Japanese yen	1/11/2017	HSBC Bank	¥11,675,659	$103,150	(3,165)
Japanese yen	1/12/2017	JPMorgan Chase	¥1,246,991	$12,050	(1,371)

Capital World Bond Fund	9

Forward currency contracts (continued)

					Unrealized
					(depreciation)
			Contract amount		appreciation
			Receive	Deliver	at 12/31/2016
	Settlement date	Counterparty	(000)	(000)	(000)
Japanese yen	1/19/2017	JPMorgan Chase	¥17,090,369	$150,708	$(4,293)
Japanese yen	1/20/2017	JPMorgan Chase	¥6,522,912	$56,800	(915)
Japanese yen	1/20/2017	JPMorgan Chase	¥4,075,718	$35,836	(918)
Japanese yen	1/26/2017	Bank of America, N.A.	¥10,852,733	$94,550	(1,540)
Japanese yen	2/16/2017	HSBC Bank	¥12,195,000	$106,108	(1,508)
Japanese yen	2/24/2017	HSBC Bank	¥4,334,444	$36,867	322
Norwegian kroner	1/13/2017	Bank of America, N.A.	NKr213,338	$25,269	(560)
Norwegian kroner	1/24/2017	Barclays Bank PLC	NKr207,685	$23,985	72
South African rand	1/26/2017	Bank of America, N.A.	ZAR26,104	$1,842	48
Swedish kronor	1/24/2017	Barclays Bank PLC	SKr197,119	$21,046	628
Swedish kronor	2/16/2017	Barclays Bank PLC	SKr154,107	$16,879	87
					$(26,982)

Sales:
Australian dollars	1/9/2017	JPMorgan Chase	$16,829	A$22,500	597
Australian dollars	1/11/2017	Bank of America, N.A.	$31,412	A$42,550	716
Australian dollars	1/19/2017	JPMorgan Chase	$2,434	A$3,200	126
Australian dollars	1/20/2017	JPMorgan Chase	$11,163	A$15,000	345
Australian dollars	1/20/2017	JPMorgan Chase	$4,480	A$6,000	152
Australian dollars	1/25/2017	UBS AG	$69,411	A$95,300	687
Australian dollars	1/25/2017	JPMorgan Chase	€7,025	A$10,000	194
Brazilian reais	4/3/2017	Citibank	$12	BRL41	— [6]
Brazilian reais	4/3/2017	Citibank	$1,024	BRL3,600	(54)
Brazilian reais	4/3/2017	Citibank	$34,605	BRL121,400	(1,749)
British pounds	1/9/2017	Bank of America, N.A.	$5,483	£4,300	181
British pounds	1/10/2017	HSBC Bank	€20,181	£17,100	177
British pounds	1/24/2017	Bank of New York Mellon	$8,349	£6,700	86
British pounds	1/26/2017	Bank of America, N.A.	$4,446	£3,500	129
British pounds	2/17/2017	Bank of New York Mellon	$18,451	£14,800	189
Canadian dollars	1/10/2017	JPMorgan Chase	$3,775	C$5,000	51
Canadian dollars	1/20/2017	Barclays Bank PLC	$8,286	C$11,000	91
Canadian dollars	1/23/2017	JPMorgan Chase	€11,489	C$16,000	190
Canadian dollars	1/23/2017	Bank of America, N.A.	€11,488	C$16,000	189
Canadian dollars	1/23/2017	Bank of America, N.A.	$23,337	C$31,150	129
Chilean pesos	1/20/2017	Citibank	$94,295	CLP62,796,000	691
Colombian pesos	1/11/2017	JPMorgan Chase	$14,836	COP45,946,200	(433)
Colombian pesos	1/11/2017	Citibank	$20,591	COP63,665,807	(567)
Colombian pesos	1/13/2017	Bank of America, N.A.	$375	COP1,158,000	(10)
Euros	1/6/2017	JPMorgan Chase	$45,149	€42,700	178
Euros	1/9/2017	Citibank	SKr227,831	€23,200	590
Euros	1/9/2017	UBS AG	$8,292	€7,680	203
Euros	1/11/2017	Citibank	NKr90,454	€10,000	(58)
Euros	1/12/2017	HSBC Bank	¥4,109,404	€33,800	(416)
Euros	1/13/2017	HSBC Bank	NKr38,866	€4,325	(55)
Euros	1/19/2017	Bank of America, N.A.	$8,843	€8,250	148
Euros	1/19/2017	UBS AG	$3,057	€2,830	75
Euros	1/19/2017	Bank of America, N.A.	$100,865	€97,025	(1,387)
Euros	1/20/2017	Citibank	SKr117,089	€12,000	224
Euros	1/20/2017	Citibank	£80,649	€96,000	(1,722)
Euros	1/23/2017	JPMorgan Chase	£52,915	€62,850	(990)
Euros	1/24/2017	Bank of America, N.A.	CZK269,450	€10,000	(31)
Euros	1/26/2017	Citibank	SKr181,406	€18,550	393
Euros	2/3/2017	Citibank	$10,526	€9,500	507
Euros	2/7/2017	HSBC Bank	$5,018	€4,500	272
Euros	2/17/2017	Citibank	$11,355	€10,730	32
Euros	2/24/2017	Citibank	$2,672	€2,500	33
Euros	2/24/2017	Bank of America, N.A.	$25,098	€24,000	(235)
Euros	3/15/2017	Citibank	$18,954	€17,775	172
Hungarian forints	1/10/2017	HSBC Bank	€14,316	HUF4,500,000	(243)
Indian rupees	1/11/2017	UBS AG	$31,951	INR2,200,000	(426)
Indian rupees	1/11/2017	JPMorgan Chase	$38,134	INR2,625,500	(506)
Indonesian rupiah	1/13/2017	JPMorgan Chase	$2,141	IDR28,589,600	23
Israeli shekels	1/9/2017	Bank of America, N.A.	$2,393	ILS9,100	31

10	Capital World Bond Fund

					Unrealized
					(depreciation)
			Contract amount		appreciation
			Receive	Deliver	at 12/31/2016
	Settlement date	Counterparty	(000)	(000)	(000)
Israeli shekels	1/23/2017	Citibank	$32,103	ILS123,500	$23
Israeli shekels	1/26/2017	HSBC Bank	$3,645	ILS14,100	(18)
Japanese yen	1/10/2017	Citibank	$11,791	¥1,335,000	359
Japanese yen	1/10/2017	Bank of America, N.A.	$46	¥5,204	1
Malaysian ringgits	1/13/2017	UBS AG	$25,206	MYR111,600	342
Malaysian ringgits	1/13/2017	Citibank	$5,657	MYR25,000	88
Mexican pesos	1/12/2017	HSBC Bank	$4,601	MXN95,800	(11)
New Zealand dollars	1/13/2017	Citibank	£26,853	NZ$48,050	(254)
New Zealand dollars	1/19/2017	JPMorgan Chase	$2,133	NZ$3,000	51
New Zealand dollars	1/20/2017	JPMorgan Chase	$2,142	NZ$3,000	60
New Zealand dollars	1/24/2017	JPMorgan Chase	$23,889	NZ$34,000	291
New Zealand dollars	1/26/2017	JPMorgan Chase	€10,112	NZ$15,000	250
Polish zloty	1/10/2017	JPMorgan Chase	$35,762	PLN149,385	72
Polish zloty	1/26/2017	Citibank	€6,768	PLN30,000	(30)
South African rand	1/10/2017	JPMorgan Chase	$615	ZAR8,500	(3)
South African rand	1/12/2017	JPMorgan Chase	$9,351	ZAR133,200	(324)
Turkish lira	1/19/2017	Barclays Bank PLC	$2,921	TRY10,275	20
					$(164)
Forward currency contracts — net					$(27,146)

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $964,270,000.

						Unrealized
						(depreciation)
						appreciation
Pay/receive			Fixed	Expiration	Notional	at 12/31/2016
fixed rate	Clearinghouse	Floating rate index	rate	date	(000)	(000)
Receive	LCH	3-month USD-LIBOR	1.384%	12/15/2018	$270,000	$(327)
Receive	LCH	6-month NOK-NIBOR	1.345	12/16/2019	NKr350,000	—
Pay	LCH	6-month EURIBOR	(0.1003)	12/16/2019	€32,000	(109)
Receive	LCH	6-month NOK-NIBOR	1.36	12/19/2019	NKr500,000	21
Receive	LCH	3-month SEK-STIBOR	0.5725	7/24/2020	SKr43,250	104
Receive	LCH	3-month USD-LIBOR	1.572	9/16/2020	$60,000	(501)
Receive	LCH	3-month SEK-STIBOR	0.4825	9/22/2020	SKr300,000	607
Receive	LCH	3-month Canada BA	1.0625	11/5/2020	C$80,000	(633)
Receive	LCH	6-month AUD-BBSW Benchmark Rate	2.22	11/7/2020	A$80,000	(612)
Pay	LCH	3-month USD-LIBOR	1.358	11/8/2020	$60,000	980
Pay	LCH	3-month USD-LIBOR	1.365	11/8/2020	60,000	972
Pay	LCH	3-month USD-LIBOR	1.67	11/14/2020	55,000	575
Receive	LCH	3-month NZD-BBR-FRA	2.86	11/14/2020	NZ$80,000	(476)
Receive	LCH	3-month USD-LIBOR	1.2185	2/8/2021	$70,000	(1,784)
Receive	LCH	3-month USD-LIBOR	1.8855	12/15/2021	108,000	(406)
Receive	LCH	3-month USD-LIBOR	1.885	12/15/2021	542,000	(2,054)
Pay	LCH	3-month USD-LIBOR	2.1955	5/6/2025	60,000	235
Pay	LCH	3-month USD-LIBOR	1.5075	9/22/2026	9,600	696
Pay	LCH	3-month USD-LIBOR	1.9815	11/14/2026	20,000	625
Pay	LCH	3-month USD-LIBOR	2.468	12/19/2026	40,000	(493)
Pay	LCH	6-month EURIBOR	0.7962	9/22/2036	€14,700	1,049
Receive	LCH	6-month EURIBOR	1.6073	7/9/2045	6,000	610
Pay	LCH	3-month USD-LIBOR	2.562	11/4/2045	$20,000	84
Pay	LCH	3-month USD-LIBOR	2.52611	11/24/2045	67,000	799
Pay	LCH	3-month USD-LIBOR	2.535	11/24/2045	8,000	80
Pay	LCH	3-month USD-LIBOR	2.556	11/27/2045	47,000	258
Pay	LCH	3-month USD-LIBOR	2.354	1/29/2046	30,000	1,466
Pay	LCH	3-month USD-LIBOR	2.116	4/15/2046	25,000	2,522

Capital World Bond Fund	11

Interest rate swaps (continued)

						Unrealized
						(depreciation)
						appreciation
Pay/receive			Fixed	Expiration	Notional	at 12/31/2016
fixed rate	Clearinghouse	Floating rate index	rate	date	(000)	(000)
Pay	LCH	3-month USD-LIBOR	1.794%	8/3/2046	$50,000	$8,594
Pay	LCH	3-month USD-LIBOR	1.9095	10/11/2046	30,000	4,421
						$17,303

Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $16,880,000.

						Unrealized
						appreciation
					Notional	(depreciation)
			Number of		amount	at 12/31/2016
Contracts	Clearinghouse	Type	contracts	Expiration	(000)	(000)
10 Year Euro-Bund Futures	Eurex	Long	37	March 2017	$6,345	$48
10 Year U.S. Treasury Note Futures	CME	Long	48	March 2017	5,997	(31)
30 Year Ultra U.S. Treasury Bond Futures	CME	Long	35	March 2017	5,677	(68)
						$(51)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Index-linked bond whose principal amount moves with a government price index.
[2]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,387,965,000, which represented 11.63% of the net assets of the fund.
[4]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[5]	A portion of this security was pledged as collateral. The total value of pledged collateral was $70,420,000, which represented .59% of the net assets of the fund.
[6]	Amount less than one thousand.

Key to abbreviations and symbols

AUD/A$ = Australian dollars

ARS = Argentine pesos

BA = Banker’s acceptances

BBR = Bank base rate

BBSW = Bank Bill Swap

BRL = Brazilian reais

C$ = Canadian dollars

CLP = Chilean pesos

CME = CME Group

COP = Colombian pesos

CZK = Czech korunas

DKr = Danish kroner

EUREX = Eurex Exchange

€ = Euros

EURIBOR = Euro Interbank Offered Rate

FRA = Forward rate agreement

£ = British pounds

HUF = Hungarian forints

IDR = Indonesian rupiah

ILS = Israeli shekels

INR = Indian rupees

¥ = Japanese yen

LCH = LCH.Clearnet

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

MYR = Malaysian ringgits

NIBOR = Norway Interbank Offered Rate

NOK/NKr = Norwegian kroner

NZD/NZ$ = New Zealand dollars

PLN = Polish zloty

SEK/SKr = Swedish kronor

STIBOR = Stockholm Interbank Offered Rate

TRY = Turkish lira

ZAR = South African rand

See Notes to Financial Statements

12	Capital World Bond Fund

Financial statements

Statement of assets and liabilities at December 31, 2016	(dollars in thousands)

Assets:
Investment securities, at value (cost: $12,477,740)		$11,952,162
Cash		167
Cash denominated in currencies other than U.S. dollars (cost: $12,789)		12,819
Unrealized appreciation on open forward currency contracts		10,515
Receivables for:
Sales of investments	$38,123
Sales of fund’s shares	26,732
Closed forward currency contracts	1,279
Variation margin	1,058
Interest	109,692
Other	415	177,299
		12,152,962
Liabilities:
Unrealized depreciation on open forward currency contracts		37,661
Payables for:
Purchases of investments	131,892
Repurchases of fund’s shares	24,889
Closed forward currency contracts	6,217
Investment advisory services	4,476
Services provided by related parties	2,494
Trustees’ deferred compensation	212
Variation margin	2,644
Other	3,437	176,261
Net assets at December 31, 2016		$11,939,040

Net assets consist of:
Capital paid in on shares of beneficial interest		$12,652,008
Distributions in excess of net investment income		(21,724)
Accumulated net realized loss		(153,140)
Net unrealized depreciation		(538,104)
Net assets at December 31, 2016		$11,939,040

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (630,318 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$5,824,352	307,183	$18.96
Class B	4,171	221	18.88
Class C	336,480	18,048	18.64
Class F-1	322,229	17,035	18.92
Class F-2	1,933,044	102,134	18.93
Class 529-A	288,499	15,174	19.01
Class 529-B	400	21	18.94
Class 529-C	109,110	5,812	18.77
Class 529-E	15,440	817	18.89
Class 529-F-1	34,618	1,832	18.90
Class R-1	10,806	576	18.77
Class R-2	133,335	7,106	18.76
Class R-2E	1,995	105	18.93
Class R-3	139,893	7,388	18.93
Class R-4	106,619	5,627	18.95
Class R-5E	10	1	18.94
Class R-5	76,106	4,012	18.97
Class R-6	2,601,933	137,226	18.96

See Notes to Financial Statements

Capital World Bond Fund	13

Statements of operations
(dollars in thousands)

	Three months ended December 31, 2016[1]		Year ended September 30, 2016
Investment income:
Income:
Interest (net of non-U.S. taxes of $666)		$92,307		$361,773
Fees and expenses[2]:
Investment advisory services	$13,574		$55,307
Distribution services	5,972		26,674
Transfer agent services	4,427		20,491
Administrative services	918		3,721
Reports to shareholders	329		1,246
Registration statement and prospectus	238		818
Trustees’ compensation	23		118
Auditing and legal	11		170
Custodian	714		2,341
Other	132		525
Total fees and expenses before reimbursements	26,338		111,411
Less transfer agent services reimbursements	— [3]		—
Total fees and expenses after reimbursements		26,338		111,411
Net investment income		65,969		250,362

Net realized (loss) gain and unrealized (depreciation) appreciation:
Net realized (loss) gain on:
Investments (net of non-U.S. taxes of $305 and $544, respectively)	(61,149)		(75,290)
Forward currency contracts	(94,887)		104,146
Interest rate swaps	(591)		(16,431)
Futures contracts	(934)		—
Currency transactions	(4,000)	(161,561)	(10,659)	1,766
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $936 and $1,068, respectively)	(746,526)		767,278
Forward currency contracts	(22,078)		(13,892)
Interest rate swaps	46,655		(35,558)
Futures contracts	(89)		38
Currency translations	(2,203)	(724,241)	2,133	719,999
Net realized (loss) gain and unrealized (depreciation) appreciation		(885,802)		721,765

Net (decrease) increase in net assets resulting from operations		$(819,833)		$972,127

[1]	In 2016, the fund changed its fiscal year-end from September to December.
[2]	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
[3]	Amount less than one thousand.

See Notes to Financial Statements

14	Capital World Bond Fund

Statements of changes in net assets

(dollars in thousands)

	Three months ended
	December 31,	Year ended September 30
	2016*	2016	2015
Operations:
Net investment income	$65,969	$250,362	$263,682
Net realized (loss) gain	(161,561)	1,766	(233,968)
Net unrealized (depreciation) appreciation	(724,241)	719,999	(566,527)
Net (decrease) increase in net assets resulting from operations	(819,833)	972,127	(536,813)

Dividends and distributions paid to shareholders:
Dividends from net investment income	(76,502)	(152,624)	(124,011)
Distributions from net realized gain on investments	(42,817)	—	(182,169)
Return of capital	(28,799)	—	—
Total dividends and distributions paid to shareholders	(148,118)	(152,624)	(306,180)

Net capital share transactions	285,846	(827,841)	265,916

Total decrease in net assets	(682,105)	(8,338)	(577,077)

Net assets:
Beginning of period	12,621,145	12,629,483	13,206,560
End of period (including distributions in excess of net investment income and undistributed net investment income: $(21,724), $(7,752) and $30,277, respectively)	$11,939,040	$12,621,145	$12,629,483

*	In 2016, the fund changed its fiscal year-end from September to December.

See Notes to Financial Statements

Capital World Bond Fund	15

Notes to financial statements

1. Organization

Capital World Bond Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, nondiversified management investment company. The fund seeks to provide, over the long term, a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund’s investments.

On January 27, 2016, the fund’s board of trustees changed the fund’s next fiscal year-end from September 30 to December 31.

The fund has 18 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

* Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

16	Capital World Bond Fund

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Capital World Bond Fund	17

Exchange-traded futures are generally valued at the official settlement price of, or the last reported sale price on, the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued or, lacking any sales, at the last available bid price. Prices for each future are taken from the exchange or market on which the security trades.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

18	Capital World Bond Fund

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of December 31, 2016 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Euros	$—	$1,245,393	$—	$1,245,393
Japanese yen	—	985,755	—	985,755
Hungarian forints	—	551,690	—	551,690
Polish zloty	—	539,280	—	539,280
Mexican pesos	—	525,505	—	525,505
British pounds	—	308,659	—	308,659
Malaysian ringgits	—	307,243	—	307,243
Danish kroner	—	270,670	—	270,670
Indian rupees	—	211,691	—	211,691
Brazilian reais	—	168,224	—	168,224
Australian dollars	—	146,716	—	146,716
Chilean pesos	—	94,088	—	94,088
Canadian dollars	—	79,956	—	79,956
Argentine pesos	—	51,773	—	51,773
Israeli shekels	—	49,340	—	49,340
U.S. dollars	—	5,544,675	649	5,545,324
Other	—	354,337	—	354,337
Convertible stocks	—	537	2,640	3,177
Common stocks	796	2,804	1,042	4,642
Short-term securities	—	508,699	—	508,699
Total	$796	$11,947,035	$4,331	$11,952,162

	Other investments*
	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on open forward currency contracts	$—	$10,515	$—	$10,515
Unrealized appreciation on interest rate swaps	—	24,698	—	24,698
Unrealized appreciation on futures contracts	48	—	—	48
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(37,661)	—	(37,661)
Unrealized depreciation on interest rate swaps	—	(7,395)	—	(7,395)
Unrealized depreciation on futures contracts	(99)	—	—	(99)
Total	$(51)	$(9,843)	$—	$(9,894)

* Forward currency contracts, interest rate swaps, and futures contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Capital World Bond Fund	19

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Liquidity risk — Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Currency — The prices of, and the income generated by, many debt securities held by the fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of the fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult for the fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

20	Capital World Bond Fund

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Although the fund does not intend to limit its investments to the securities of a small number of issuers, if it were to do so, poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the fund’s portfolio turnover rate.

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Unfunded commitments — The fund has participated in a transaction that involves unfunded commitments, which may obligate the fund to purchase additional shares of the applicable issuer. Under the terms of the commitments, which will expire no later than April 1, 2021, the maximum potential exposure as of December 31, 2016, was $345,000. Should such commitments become due in full, these amounts would represent less than .01% of the net assets of the fund as of December 31, 2016.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a

Capital World Bond Fund	21

payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a “variation margin” based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, or FCM, in a segregated account in the name of the FCM an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. When initial margin is deposited with brokers, a receivable is recorded in the fund’s statement of assets and liabilities.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts, interest rate swaps and futures contracts as of, or for the period ended, December 31, 2016 (dollars in thousands):

		Assets		Liabilities
Contract	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$10,515	Unrealized depreciation on open forward currency contracts	$37,661
Forward currency	Currency	Receivables for closed forward currency contracts	1,279	Payables for closed forward currency contracts	6,217
Interest rate swaps	Interest	Net unrealized appreciation*	24,698	Net unrealized depreciation*	7,395
Futures contracts	Interest	Net unrealized appreciation*	48	Net unrealized depreciation*	99
			$36,540		$51,372

22	Capital World Bond Fund

		Net realized loss		Net unrealized (depreciation) appreciation
Contract	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(94,887)	Net unrealized depreciation on forward currency contracts	$(22,078)
Interest rate swaps	Interest	Net realized loss on interest rate swaps	(591)	Net unrealized appreciation on interest rate swaps	46,655
Futures contracts	Interest	Net realized loss on futures contracts	(934)	Net unrealized depreciation on futures contracts	(89)
			$(96,412)		$24,488

The following table presents the financial statement impacts resulting from the fund’s use of forward currency contracts, interest rate swaps and futures contracts for the year ended September 30, 2016 (dollars in thousands):

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contract	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$104,146	Net unrealized depreciation on forward currency contracts	$(13,892)
Interest rate swaps	Interest	Net realized loss on interest rate swaps	(16,431)	Net unrealized depreciation on interest rate swaps	(35,558)
Futures contracts	Interest	Net realized gain on futures contracts	—	Net unrealized appreciation on futures	38
			$87,715		$(49,412)

Collateral — The fund participates in a collateral program due to its use of forward currency contracts, interest rate swaps, futures contracts and future delivery contracts. For forward currency contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For interest rate swaps and futures contracts, the program calls for the fund to pledge collateral for initial and variation margin by contract. For future delivery contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Capital World Bond Fund	23

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of December 31, 2016, if close-out netting was exercised (dollars in thousands):

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
Bank of America, N.A.	$2,289	$(2,289)	$—	$—	$—
Bank of New York Mellon	275	—	(275)	—	—
Barclays Bank PLC	898	(391)	—	—	507
Citibank	3,124	(3,124)	—	—	—
HSBC Bank	796	(796)	—	—	—
JPMorgan Chase	3,105	(3,105)	—	—	—
UBS AG	1,307	(1,307)	—	—	—
Total	$11,794	$(11,012)	$(275)	$—	$507
Liabilities:
Bank of America, N.A.	$4,780	$(2,289)	$(1,614)	$—	$877
Barclays Bank PLC	391	(391)	—	—	—
Citibank	10,481	(3,124)	(6,533)	—	824
HSBC Bank	8,075	(796)	(7,279)	—	—
JPMorgan Chase	16,780	(3,105)	(13,197)	—	478
UBS AG	3,371	(1,307)	(2,064)	—	—
Total	$43,878	$(11,012)	$(30,687)	$—	$2,179

*	Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2016, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2012, by state tax authorities for tax years before 2011 and by tax authorities outside the U.S. for tax years before 2014.

Non-U.S. taxation — Interest income is recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net

24	Capital World Bond Fund

capital losses; non-U.S. taxes on capital gains; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended December 31, 2016, the fund reclassified $3,439,000 from distributions in excess of net investment income to accumulated net realized loss to align financial reporting with tax reporting.

As of December 31, 2016, the tax basis unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Gross unrealized appreciation on investment securities	$163,253
Gross unrealized depreciation on investment securities	(703,034)
Net unrealized depreciation on investment securities	(539,781)
Cost of investment securities	12,491,943

For the period ended December 31, 2016, the fund’s distributions exceeded total taxable income and net realized gains or losses resulting in a return of capital for tax purposes. The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Period ended December 31, 2016
Share class	Ordinary income		Long-term capital gains		Return of capital		Total dividends and distributions paid
Class A	$36,287		$21,022		$13,660		$70,969
Class B	8		15		3		26
Class C	1,098		1,239		413		2,750
Class F-1	2,068		1,179		778		4,025
Class F-2	13,269		6,851		4,995		25,115
Class 529-A	1,691		1,033		636		3,360
Class 529-B	1		1		—	*	2
Class 529-C	328		400		124		852
Class 529-E	82		56		31		169
Class 529-F-1	242		127		91		460
Class R-1	36		39		14		89
Class R-2	487		486		183		1,156
Class R-2E	8		7		3		18
Class R-3	733		505		276		1,514
Class R-4	689		383		260		1,332
Class R-5E	—	*	—	*	—	*	—	*
Class R-5	562		274		212		1,048
Class R-6	18,913		9,200		7,120		35,233
Total	$76,502		$42,817		$28,799		$148,118

Capital World Bond Fund	25

	Year ended September 30, 2016					Year ended September 30, 2015
Share class	Ordinary income		Long-term capital gains	Total dividends paid		Ordinary income		Long-term capital gains		Total dividends and distributions paid
Class A	$74,286		$—	$74,286		$97,397		$64,961		$162,358
Class B	75		—	75		452		520		972
Class C	1,919		—	1,919		4,212		4,943		9,155
Class F-1	9,419		—	9,419		28,181		18,473		46,654
Class F-2	25,227		—	25,227		15,798		8,710		24,508
Class 529-A	3,366		—	3,366		4,542		3,217		7,759
Class 529-B	5		—	5		38		49		87
Class 529-C	517		—	517		1,112		1,378		2,490
Class 529-E	152		—	152		205		172		377
Class 529-F-1	523		—	523		681		409		1,090
Class R-1	66		—	66		131		149		280
Class R-2	717		—	717		1,285		1,518		2,803
Class R-2E	4		—	4		—	*	—	*	—	*
Class R-3	1,303		—	1,303		1,853		1,567		3,420
Class R-4	1,240		—	1,240		1,544		997		2,541
Class R-5E†	—	*	—	—	*
Class R-5	2,329		—	2,329		2,725		1,428		4,153
Class R-6	31,476		—	31,476		25,012		12,521		37,533
Total	$152,624		$—	$152,624		$185,168		$121,012		$306,180

*	Amount less than one thousand.
†	Class R-5E shares were offered beginning November 20, 2015.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.570% on the first $1 billion of daily net assets and decreasing to 0.360% on such assets in excess of $15 billion. For the period ended December 31, 2016, the investment advisory services fee was $13,574,000, which was equivalent to an annualized rate of 0.442% of average daily net assets. For the year ended September 30, 2016, the investment advisory services fee was $55,307,000, which was equivalent to an annualized rate of 0.441% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior

26	Capital World Bond Fund

15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of December 31, 2016, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. From January 1, 2016 to June 30, 2016, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. Effective July 1, 2016, the quarterly fee was amended to annual rates of 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds, 0.05% on such assets between $20 billion and $100 billion, and 0.03% on such assets over $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the period ended December 31, 2016, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$3,815	$3,223		$154		Not applicable
Class B	14	3		Not applicable		Not applicable
Class C	904	191		45		Not applicable
Class F-1	215	88		43		Not applicable
Class F-2	Not applicable	495		240		Not applicable
Class 529-A	176	144		38		$52
Class 529-B	1	—	*	—	*	—	*
Class 529-C	286	57		15		20
Class 529-E	20	4		2		3
Class 529-F-1	—	18		5		7
Class R-1	28	3		1		Not applicable
Class R-2	259	132		18		Not applicable
Class R-2E	3	1		—	*	Not applicable
Class R-3	181	45		18		Not applicable
Class R-4	70	21		14		Not applicable
Class R-5E	Not applicable	—	*	—	*	Not applicable
Class R-5	Not applicable	2		10		Not applicable
Class R-6	Not applicable	—		315		Not applicable
Total class-specific expenses	$5,972	$4,427		$918		$82

Capital World Bond Fund	27

For the year ended ended September 30, 2016, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$15,329	$13,693		$637		Not applicable
Class B	219	55		Not applicable		Not applicable
Class C	4,022	885		202		Not applicable
Class F-1	2,865	1,855		573		Not applicable
Class F-2	Not applicable	1,864		758		Not applicable
Class 529-A	707	603		156		$262
Class 529-B	20	5		1		2
Class 529-C	1,228	254		62		104
Class 529-E	82	17		8		14
Class 529-F-1	—	78		20		34
Class R-1	126	19		7		Not applicable
Class R-2	1,083	620		73		Not applicable
Class R-2E	3	1		—	*	Not applicable
Class R-3	737	305		74		Not applicable
Class R-4	253	121		51		Not applicable
Class R-5E	Not applicable	—	*	—	*	Not applicable
Class R-5	Not applicable	85		66		Not applicable
Class R-6	Not applicable	31		1,033		Not applicable
Total class-specific expenses	$26,674	$20,491		$3,721		$416

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. For the period ended December 31, 2016, trustees’ compensation in the fund’s statement of operations reflects $23,000 in current fees (either paid in cash or deferred) and a net increase of less than $1,000 in the value of the deferred amounts. For the year ended September 30, 2016, trustees’ compensation of $118,000 in the fund’s statement of operations reflects $102,000 in current fees (either paid in cash or deferred) and a net increase of $16,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

28	Capital World Bond Fund

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

				Reinvestments of					Net (decrease)
	Sales[1]			dividends and distributions			Repurchases[1]		increase
Share class	Amount	Shares		Amount	Shares		Amount	Shares	Amount	Shares

Period ended December 31, 2016

Class A	$209,057	10,685		$69,870	3,617		$(460,612)	(23,674)	$(181,685)	(9,372)
Class B	21	1		27	2		(3,811)	(195)	(3,763)	(192)
Class C	9,806	510		2,704	143		(37,905)	(1,981)	(25,395)	(1,328)
Class F-1	19,200	980		3,951	205		(40,997)	(2,112)	(17,846)	(927)
Class F-2	364,484	18,651		24,470	1,271		(181,293)	(9,352)	207,661	10,570
Class 529-A	9,225	474		3,359	174		(14,802)	(764)	(2,218)	(116)
Class 529-B	7	—	[2]	2	—	[2]	(476)	(24)	(467)	(24)
Class 529-C	3,231	167		852	45		(7,783)	(408)	(3,700)	(196)
Class 529-E	552	28		168	9		(909)	(47)	(189)	(10)
Class 529-F-1	1,612	84		458	24		(3,662)	(191)	(1,592)	(83)
Class R-1	458	24		88	5		(719)	(37)	(173)	(8)
Class R-2	8,755	454		1,154	61		(13,494)	(700)	(3,585)	(185)
Class R-2E	987	49		18	1		(100)	(5)	905	45
Class R-3	11,038	565		1,511	78		(12,466)	(642)	83	1
Class R-4	8,947	459		1,330	69		(12,579)	(646)	(2,302)	(118)
Class R-5E	—	—		—	—		—	—	—	—
Class R-5	7,120	362		1,048	54		(4,644)	(240)	3,524	176
Class R-6	305,750	15,767		35,167	1,821		(24,329)	(1,245)	316,588	16,343
Total net increase (decrease)	$960,250	49,260		$146,177	7,579		$(820,581)	(42,263)	$285,846	14,576

Year ended September 30, 2016

Class A	$853,814	43,280		$72,934	3,719		$(1,241,238)	(63,140)	$(314,490)	(16,141)
Class B	561	29		74	4		(28,837)	(1,474)	(28,202)	(1,441)
Class C	47,499	2,450		1,877	96		(115,371)	(5,974)	(65,995)	(3,428)
Class F-1	269,616	14,009		9,371	493		(2,073,036)	(106,840)	(1,794,049)	(92,338)
Class F-2	2,588,506	131,684		24,363	1,238		(1,662,752)	(83,619)	950,117	49,303
Class 529-A	34,708	1,758		3,365	171		(59,360)	(3,009)	(21,287)	(1,080)
Class 529-B	103	5		5	—	[2]	(2,520)	(128)	(2,412)	(123)
Class 529-C	15,473	794		517	27		(30,573)	(1,571)	(14,583)	(750)
Class 529-E	1,997	101		151	8		(2,755)	(140)	(607)	(31)
Class 529-F-1	6,464	328		523	27		(12,519)	(640)	(5,532)	(285)
Class R-1	2,007	103		66	3		(5,079)	(262)	(3,006)	(156)
Class R-2	34,469	1,771		717	36		(45,267)	(2,330)	(10,081)	(523)
Class R-2E	1,323	68		4	—	[2]	(154)	(8)	1,173	60
Class R-3	39,795	2,022		1,301	66		(50,703)	(2,585)	(9,607)	(497)
Class R-4	40,159	2,014		1,239	63		(29,994)	(1,526)	11,404	551
Class R-5E3	10	1		—	—		—	—	10	1
Class R-5	36,589	1,871		2,329	119		(120,056)	(6,034)	(81,138)	(4,044)
Class R-6	648,058	32,722		31,445	1,605		(119,059)	(6,136)	560,444	28,191
Total net increase (decrease)	$4,621,151	235,010		$150,281	7,675		$(5,599,273)	(285,416)	$(827,841)	(42,731)

Capital World Bond Fund	29

	Sales[1]		Reinvestments of dividends and distributions		Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended September 30, 2015

Class A	$819,019	41,336	$159,894	8,018	$(1,318,066)	(66,824)	$(339,153)	(17,470)
Class B	1,193	60	961	48	(26,379)	(1,343)	(24,225)	(1,235)
Class C	56,416	2,888	8,990	458	(153,317)	(7,890)	(87,911)	(4,544)
Class F-1	565,853	28,847	46,485	2,346	(326,409)	(16,658)	285,929	14,535
Class F-2	218,568	11,077	23,400	1,175	(361,800)	(18,345)	(119,832)	(6,093)
Class 529-A	38,122	1,920	7,754	388	(66,827)	(3,385)	(20,951)	(1,077)
Class 529-B	206	11	88	4	(2,858)	(145)	(2,564)	(130)
Class 529-C	17,524	892	2,490	126	(34,271)	(1,756)	(14,257)	(738)
Class 529-E	2,414	123	376	19	(4,195)	(214)	(1,405)	(72)
Class 529-F-1	10,549	534	1,089	55	(11,208)	(569)	430	20
Class R-1	2,808	143	279	14	(4,523)	(231)	(1,436)	(74)
Class R-2	38,492	1,967	2,797	141	(50,466)	(2,580)	(9,177)	(472)
Class R-2E	—	—	—	—	—	—	—	—
Class R-3	42,256	2,143	3,416	171	(57,918)	(2,938)	(12,246)	(624)
Class R-4	31,418	1,591	2,537	128	(39,315)	(1,988)	(5,360)	(269)
Class R-5	41,483	2,093	4,150	208	(46,310)	(2,332)	(677)	(31)
Class R-6	674,095	34,018	37,532	1,885	(92,876)	(4,725)	618,751	31,178
Total net increase (decrease)	$2,560,416	129,643	$302,238	15,184	$(2,596,738)	(131,923)	$265,916	12,904

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class R-5E shares were offered beginning November 20, 2015.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $1,779,604,000 and $1,800,152,000, respectively, during the period ended December 31, 2016.

30	Capital World Bond Fund

Financial highlights

		(Loss) income from investment operations[1]			Dividends, distributions and return on capital
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return on capital	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[3]		Ratio of net income to average net assets[3]
Class A:
12/31/2016[4,5]	$20.51	$.10	$(1.42)	$(1.32)	$(.12)	$(.07)	$(.04)	$(.23)	$18.96	(6.51)%[6]	$5,824		.24%[6]		.24%[6]		.52%[6]
9/30/2016	19.21	.38	1.15	1.53	(.23)	—	—	(.23)	20.51	8.08	6,494		.94		.94		1.94
9/30/2015	20.49	.39	(1.20)	(.81)	(.19)	(.28)	—	(.47)	19.21	(4.05)	6,393		.93		.93		1.99
9/30/2014	20.32	.47	.13	.60	(.43)	—	—	(.43)	20.49	2.98	7,176		.90		.90		2.27
9/30/2013	21.63	.43	(1.02)	(.59)	(.44)	(.28)	—	(.72)	20.32	(2.80)	7,384		.91		.91		2.09
9/30/2012	20.48	.51	1.08	1.59	(.44)	—	—	(.44)	21.63	7.89	8,306		.89		.89		2.43
Class B:
12/31/2016[4,5]	20.34	.06	(1.41)	(1.35)	(.03)	(.07)	(.01)	(.11)	18.88	(6.65)[6]	4		.43	[6]	.43	[6]	.32	[6]
9/30/2016	19.04	.23	1.14	1.37	(.07)	—	—	(.07)	20.34	7.21	8		1.72		1.72		1.18
9/30/2015	20.34	.24	(1.20)	(.96)	(.06)	(.28)	—	(.34)	19.04	(4.77)	35		1.68		1.68		1.23
9/30/2014	20.16	.32	.12	.44	(.26)	—	—	(.26)	20.34	2.22	63		1.66		1.66		1.54
9/30/2013	21.46	.27	(1.02)	(.75)	(.27)	(.28)	—	(.55)	20.16	(3.56)	92		1.67		1.67		1.32
9/30/2012	20.35	.35	1.08	1.43	(.32)	—	—	(.32)	21.46	7.09	142		1.65		1.65		1.70
Class C:
12/31/2016[4,5]	20.13	.06	(1.40)	(1.34)	(.06)	(.07)	(.02)	(.15)	18.64	(6.72)[6]	337		.44	[6]	.44	[6]	.32	[6]
9/30/2016	18.88	.22	1.12	1.34	(.09)	—	—	(.09)	20.13	7.19	390		1.74		1.74		1.14
9/30/2015	20.18	.23	(1.19)	(.96)	(.06)	(.28)	—	(.34)	18.88	(4.80)	431		1.73		1.73		1.19
9/30/2014	20.01	.30	.13	.43	(.26)	—	—	(.26)	20.18	2.17	552		1.70		1.70		1.49
9/30/2013	21.30	.26	(1.00)	(.74)	(.27)	(.28)	—	(.55)	20.01	(3.55)	654		1.71		1.71		1.28
9/30/2012	20.21	.34	1.07	1.41	(.32)	—	—	(.32)	21.30	7.05	813		1.68		1.68		1.63
Class F-1:
12/31/2016[4,5]	20.46	.10	(1.41)	(1.31)	(.12)	(.07)	(.04)	(.23)	18.92	(6.47)[6]	322		.22	[6]	.22	[6]	.53	[6]
9/30/2016	19.09	.38	1.13	1.51	(.14)	—	—	(.14)	20.46	8.01	368		.94		.94		1.98
9/30/2015	20.37	.40	(1.21)	(.81)	(.19)	(.28)	—	(.47)	19.09	(4.05)	2,106		.91		.91		2.03
9/30/2014	20.20	.47	.13	.60	(.43)	—	—	(.43)	20.37	3.01	1,951		.90		.90		2.27
9/30/2013	21.51	.43	(1.02)	(.59)	(.44)	(.28)	—	(.72)	20.20	(2.81)	1,896		.91		.91		2.09
9/30/2012	20.37	.50	1.09	1.59	(.45)	—	—	(.45)	21.51	7.91	1,849		.88		.88		2.39
Class F-2:
12/31/2016[4,5]	20.49	.12	(1.42)	(1.30)	(.14)	(.07)	(.05)	(.26)	18.93	(6.42)[6]	1,933		.16	[6]	.16	[6]	.60	[6]
9/30/2016	19.20	.44	1.14	1.58	(.29)	—	—	(.29)	20.49	8.37	1,876		.65		.65		2.21
9/30/2015	20.48	.45	(1.21)	(.76)	(.24)	(.28)	—	(.52)	19.20	(3.77)	811		.65		.65		2.28
9/30/2014	20.31	.52	.14	.66	(.49)	—	—	(.49)	20.48	3.29	990		.61		.61		2.54
9/30/2013	21.62	.49	(1.02)	(.53)	(.50)	(.28)	—	(.78)	20.31	(2.53)	621		.64		.64		2.35
9/30/2012	20.45	.56	1.10	1.66	(.49)	—	—	(.49)	21.62	8.23	723		.62		.62		2.67
Class 529-A:
12/31/2016[4,5]	20.57	.10	(1.44)	(1.34)	(.11)	(.07)	(.04)	(.22)	19.01	(6.53)[6]	289		.26	[6]	.26	[6]	.50	[6]
9/30/2016	19.26	.37	1.15	1.52	(.21)	—	—	(.21)	20.57	7.95	314		1.03		1.03		1.85
9/30/2015	20.54	.38	(1.21)	(.83)	(.17)	(.28)	—	(.45)	19.26	(4.12)	315		1.02		1.02		1.91
9/30/2014	20.37	.45	.13	.58	(.41)	—	—	(.41)	20.54	2.88	358		.99		.99		2.19
9/30/2013	21.68	.42	(1.03)	(.61)	(.42)	(.28)	—	(.70)	20.37	(2.87)	372		.99		.99		2.01
9/30/2012	20.53	.49	1.09	1.58	(.43)	—	—	(.43)	21.68	7.81	401		.97		.97		2.34
Class 529-B:
12/31/2016[4,5]	20.39	.06	(1.42)	(1.36)	(.01)	(.07)	(.01)	(.09)	18.94	(6.71)[6]	—	[7]	.46	[6]	.45	[6]	.29	[6]
9/30/2016	19.10	.21	1.13	1.34	(.05)	—	—	(.05)	20.39	7.09	1		1.85		1.85		1.06
9/30/2015	20.40	.22	(1.19)	(.97)	(.05)	(.28)	—	(.33)	19.10	(4.88)	3		1.80		1.80		1.10
9/30/2014	20.22	.29	.13	.42	(.24)	—	—	(.24)	20.40	2.13	6		1.78		1.78		1.42
9/30/2013	21.52	.25	(1.03)	(.78)	(.24)	(.28)	—	(.52)	20.22	(3.68)	9		1.78		1.78		1.20
9/30/2012	20.41	.33	1.08	1.41	(.30)	—	—	(.30)	21.52	6.97	15		1.77		1.77		1.57

See page 33 for footnotes.

Capital World Bond Fund	31

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends, distributions and return on capital
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return on capital	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[3]		Ratio of net income to average net assets[3]
Class 529-C:
12/31/2016[4,5]	$20.27	$.06	$(1.41)	$(1.35)	$(.06)	$(.07)	$(.02)	$(.15)	$18.77	(6.74)%[6]	$109		.45%[6]		.45%[6]		.31%[6]
9/30/2016	19.00	.21	1.14	1.35	(.08)	—	—	(.08)	20.27	7.19	122		1.80		1.80		1.08
9/30/2015	20.32	.22	(1.20)	(.98)	(.06)	(.28)	—	(.34)	19.00	(4.91)	128		1.79		1.79		1.14
9/30/2014	20.14	.29	.14	.43	(.25)	—	—	(.25)	20.32	2.15	152		1.77		1.77		1.41
9/30/2013	21.45	.25	(1.02)	(.77)	(.26)	(.28)	—	(.54)	20.14	(3.67)	165		1.77		1.77		1.22
9/30/2012	20.35	.32	1.09	1.41	(.31)	—	—	(.31)	21.45	7.00	183		1.76		1.76		1.55
Class 529-E:
12/31/2016[4,5]	20.43	.09	(1.42)	(1.33)	(.10)	(.07)	(.04)	(.21)	18.89	(6.59)[6]	15		.30	[6]	.30	[6]	.46	[6]
9/30/2016	19.14	.33	1.14	1.47	(.18)	—	—	(.18)	20.43	7.77	17		1.21		1.21		1.68
9/30/2015	20.41	.34	(1.20)	(.86)	(.13)	(.28)	—	(.41)	19.14	(4.29)	16		1.21		1.21		1.72
9/30/2014	20.24	.41	.13	.54	(.37)	—	—	(.37)	20.41	2.69	19		1.20		1.20		1.98
9/30/2013	21.55	.37	(1.02)	(.65)	(.38)	(.28)	—	(.66)	20.24	(3.11)	20		1.21		1.21		1.79
9/30/2012	20.42	.44	1.08	1.52	(.39)	—	—	(.39)	21.55	7.56	21		1.21		1.21		2.09
Class 529-F-1:
12/31/2016[4,5]	20.46	.11	(1.42)	(1.31)	(.13)	(.07)	(.05)	(.25)	18.90	(6.45)[6]	35		.20	[6]	.20	[6]	.56	[6]
9/30/2016	19.16	.41	1.15	1.56	(.26)	—	—	(.26)	20.46	8.18	39		.81		.81		2.08
9/30/2015	20.44	.42	(1.20)	(.78)	(.22)	(.28)	—	(.50)	19.16	(3.92)	42		.79		.79		2.14
9/30/2014	20.27	.49	.14	.63	(.46)	—	—	(.46)	20.44	3.13	45		.77		.77		2.40
9/30/2013	21.58	.46	(1.02)	(.56)	(.47)	(.28)	—	(.75)	20.27	(2.67)	39		.77		.77		2.23
9/30/2012	20.42	.53	1.09	1.62	(.46)	—	—	(.46)	21.58	8.08	37		.75		.75		2.55
Class R-1:
12/31/2016[4,5]	20.27	.07	(1.41)	(1.34)	(.07)	(.07)	(.02)	(.16)	18.77	(6.69)[6]	11		.42	[6]	.42	[6]	.34	[6]
9/30/2016	19.01	.23	1.13	1.36	(.10)	—	—	(.10)	20.27	7.24	12		1.68		1.68		1.20
9/30/2015	20.31	.25	(1.20)	(.95)	(.07)	(.28)	—	(.35)	19.01	(4.74)	14		1.66		1.66		1.26
9/30/2014	20.14	.31	.14	.45	(.28)	—	—	(.28)	20.31	2.24	17		1.65		1.65		1.53
9/30/2013	21.44	.28	(1.02)	(.74)	(.28)	(.28)	—	(.56)	20.14	(3.52)	17		1.64		1.64		1.35
9/30/2012	20.33	.35	1.09	1.44	(.33)	—	—	(.33)	21.44	7.14	21		1.63		1.63		1.69
Class R-2:
12/31/2016[4,5]	20.27	.07	(1.42)	(1.35)	(.06)	(.07)	(.03)	(.16)	18.76	(6.71)[6]	133		.42	[6]	.42	[6]	.34	[6]
9/30/2016	19.00	.23	1.14	1.37	(.10)	—	—	(.10)	20.27	7.26	148		1.70		1.70		1.18
9/30/2015	20.30	.24	(1.20)	(.96)	(.06)	(.28)	—	(.34)	19.00	(4.78)	149		1.70		1.70		1.23
9/30/2014	20.13	.30	.14	.44	(.27)	—	—	(.27)	20.30	2.19	168		1.71		1.71		1.47
9/30/2013	21.43	.27	(1.01)	(.74)	(.28)	(.28)	—	(.56)	20.13	(3.54)	177		1.67		1.67		1.32
9/30/2012	20.33	.34	1.08	1.42	(.32)	—	—	(.32)	21.43	7.05	193		1.70		1.70		1.62
Class R-2E:
12/31/2016[4,5]	20.47	.08	(1.42)	(1.34)	(.09)	(.07)	(.04)	(.20)	18.93	(6.57)[6]	2		.34	[6]	.34	[6]	.42	[6]
9/30/2016	19.20	.30	1.18	1.48	(.21)	—	—	(.21)	20.47	7.75	1		1.33		1.33		1.53
9/30/2015	20.50	.42	(1.21)	(.79)	(.23)	(.28)	—	(.51)	19.20	(3.94)[8]	—	[7]	.78	[8]	.788		2.13	[8]
9/30/2014[4,9]	21.00	.04	(.54)	(.50)	—	—	—	—	20.50	(2.38)[6,8]	—	[7]	.06	[6,8]	.06	[6,8]	.17	[6,8]
Class R-3:
12/31/2016[4,5]	20.47	.09	(1.42)	(1.33)	(.10)	(.07)	(.04)	(.21)	18.93	(6.58)[6]	140		.29	[6]	.29	[6]	.47	[6]
9/30/2016	19.17	.32	1.15	1.47	(.17)	—	—	(.17)	20.47	7.78	151		1.23		1.23		1.65
9/30/2015	20.45	.34	(1.21)	(.87)	(.13)	(.28)	—	(.41)	19.17	(4.34)	151		1.22		1.22		1.71
9/30/2014	20.28	.41	.13	.54	(.37)	—	—	(.37)	20.45	2.67	174		1.21		1.21		1.97
9/30/2013	21.58	.37	(1.02)	(.65)	(.37)	(.28)	—	(.65)	20.28	(3.06)	184		1.21		1.21		1.79
9/30/2012	20.45	.44	1.08	1.52	(.39)	—	—	(.39)	21.58	7.54	206		1.21		1.21		2.10

32	Capital World Bond Fund

		(Loss) income from investment operations[1]			Dividends, distributions and return on capital
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return on capital	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[3]		Ratio of net income to average net assets[3]
Class R-4:
12/31/2016[4,5]	$20.50	$.11	$(1.42)	$(1.31)	$(.12)	$(.07)	$(.05)	$(.24)	$18.95	(6.48)%[6]	$107		.22%[6]		.22%[6]		.54%[6]
9/30/2016	19.21	.39	1.14	1.53	(.24)	—	—	(.24)	20.50	8.09	118		.90		.90		1.98
9/30/2015	20.48	.40	(1.20)	(.80)	(.19)	(.28)	—	(.47)	19.21	(3.96)	100		.88		.88		2.05
9/30/2014	20.31	.47	.14	.61	(.44)	—	—	(.44)	20.48	3.02	112		.87		.87		2.30
9/30/2013	21.62	.44	(1.03)	(.59)	(.44)	(.28)	—	(.72)	20.31	(2.78)	108		.88		.88		2.12
9/30/2012	20.46	.51	1.09	1.60	(.44)	—	—	(.44)	21.62	7.96	115		.87		.87		2.45
Class R-5E:
12/31/2016[4,5]	20.50	.11	(1.42)	(1.31)	(.13)	(.07)	(.05)	(.25)	18.94	(6.45)[6]	—	[7]	.19	[6]	.19	[6]	.56	[6]
9/30/2016[4,10]	19.02	.36	1.37	1.73	(.25)	—	—	(.25)	20.50	9.216	—	[7]	.72	[11]	.72		2.12	[11]
Class R-5:
12/31/2016[4,5]	20.54	.12	(1.42)	(1.30)	(.15)	(.07)	(.05)	(.27)	18.97	(6.42)[6]	76		.14	[6]	.14	[6]	.62	[6]
9/30/2016	19.24	.45	1.15	1.60	(.30)	—	—	(.30)	20.54	8.45	79		.59		.59		2.29
9/30/2015	20.52	.47	(1.22)	(.75)	(.25)	(.28)	—	(.53)	19.24	(3.71)	152		.58		.58		2.35
9/30/2014	20.35	.54	.13	.67	(.50)	—	—	(.50)	20.52	3.32	162		.57		.57		2.62
9/30/2013	21.66	.50	(1.02)	(.52)	(.51)	(.28)	—	(.79)	20.35	(2.47)	189		.57		.57		2.42
9/30/2012	20.49	.57	1.09	1.66	(.49)	—	—	(.49)	21.66	8.24	219		.57		.57		2.72
Class R-6:
12/31/2016[4,5]	20.54	.12	(1.43)	(1.31)	(.14)	(.07)	(.06)	(.27)	18.96	(6.43)[6]	2,602		.14	[6]	.14	[6]	.62	[6]
9/30/2016	19.24	.46	1.15	1.61	(.31)	—	—	(.31)	20.54	8.51	2,483		.53		.53		2.35
9/30/2015	20.52	.48	(1.22)	(.74)	(.26)	(.28)	—	(.54)	19.24	(3.66)	1,783		.53		.53		2.42
9/30/2014	20.34	.54	.15	.69	(.51)	—	—	(.51)	20.52	3.44	1,262		.52		.52		2.63
9/30/2013	21.66	.52	(1.04)	(.52)	(.52)	(.28)	—	(.80)	20.34	(2.47)	727		.52		.52		2.51
9/30/2012	20.48	.58	1.10	1.68	(.50)	—	—	(.50)	21.66	8.33	398		.52		.52		2.76

	Three months
	ended
	December 31	Year ended September 30
Portfolio turnover rate for all share classes[12]	2016[4,5,6]	2016	2015	2014	2013	2012
Including mortgage dollar roll transactions	19%	138%	185%	205%	199%	142%
Excluding mortgage dollar roll transactions	15%	91%	106%	Not available

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the periods shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[5]	In 2016, the fund changed its fiscal year-end from September to December.
[6]	Not annualized.
[7]	Amount less than $1 million.
[8]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[9]	Class R-2E shares were offered beginning August 29, 2014.
[10]	Class R-5E shares were offered beginning November 20, 2015.
[11]	Annualized.
[12]	Refer to Note 5 for more information on mortgage dollar rolls.

See Notes to Financial Statements

Capital World Bond Fund	33

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of CapitalWorld Bond Fund:

We have audited the accompanying statement of assets and liabilities of CapitalWorld Bond Fund (the “Fund”), including the investment portfolio and the summary investment portfolio, as of December 31, 2016, and the related statement of operations for the three months ended December 31, 2016, and for the year ended September 30, 2016, the changes in net assets for the three months ended December 31, 2016, and for the two years ended September 30, 2016, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CapitalWorld Bond Fund as of December 31, 2016, the results of its operations for the three months ended December 31, 2016, and for the year ended September 30, 2016, the changes in its net assets for the three months ended December 31, 2016, and for the two years ended September 30, 2016, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California

February 13, 2017

34	Capital World Bond Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2016, through December 31, 2016).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Capital World Bond Fund	35

	Beginning account value 7/1/2016	Ending account value 12/31/2016	Expenses paid during period*	Annualized expense ratio
Class A - actual return	$1,000.00	$948.82	$4.69	.95%
Class A - assumed 5% return	1,000.00	1,020.39	4.86	.95
Class B - actual return	1,000.00	945.08	8.50	1.73
Class B - assumed 5% return	1,000.00	1,016.47	8.81	1.73
Class C - actual return	1,000.00	945.07	8.53	1.74
Class C - assumed 5% return	1,000.00	1,016.44	8.84	1.74
Class F-1 - actual return	1,000.00	949.29	4.63	.94
Class F-1 - assumed 5% return	1,000.00	1,020.45	4.80	.94
Class F-2 - actual return	1,000.00	950.19	3.25	.66
Class F-2 - assumed 5% return	1,000.00	1,021.88	3.37	.66
Class 529-A - actual return	1,000.00	948.14	5.03	1.02
Class 529-A - assumed 5% return	1,000.00	1,020.05	5.21	1.02
Class 529-B - actual return	1,000.00	944.94	8.99	1.83
Class 529-B - assumed 5% return	1,000.00	1,015.96	9.32	1.83
Class 529-C - actual return	1,000.00	944.71	8.74	1.78
Class 529-C - assumed 5% return	1,000.00	1,016.21	9.07	1.78
Class 529-E - actual return	1,000.00	947.50	5.84	1.19
Class 529-E - assumed 5% return	1,000.00	1,019.21	6.05	1.19
Class 529-F-1 - actual return	1,000.00	949.44	3.89	.79
Class 529-F-1 - assumed 5% return	1,000.00	1,021.22	4.03	.79
Class R-1 - actual return	1,000.00	945.22	8.25	1.68
Class R-1 - assumed 5% return	1,000.00	1,016.72	8.55	1.68
Class R-2 - actual return	1,000.00	945.02	8.16	1.66
Class R-2 - assumed 5% return	1,000.00	1,016.81	8.46	1.66
Class R-2E - actual return	1,000.00	947.24	6.62	1.35
Class R-2E - assumed 5% return	1,000.00	1,018.41	6.86	1.35
Class R-3 - actual return	1,000.00	947.12	5.97	1.22
Class R-3 - assumed 5% return	1,000.00	1,019.08	6.19	1.22
Class R-4 - actual return	1,000.00	949.13	4.42	.90
Class R-4 - assumed 5% return	1,000.00	1,020.67	4.58	.90
Class R-5E - actual return	1,000.00	949.86	3.62	.74
Class R-5E - assumed 5% return	1,000.00	1,021.49	3.76	.74
Class R-5 - actual return	1,000.00	950.15	3.01	.61
Class R-5 - assumed 5% return	1,000.00	1,022.12	3.12	.61
Class R-6 - actual return	1,000.00	950.92	2.63	.54
Class R-6 - assumed 5% return	1,000.00	1,022.51	2.73	.54

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2016:

Foreign taxes	$0.002 per share
Foreign source income	$0.10 per share
Long-term capital gains	$42,665,000
Qualified dividend income	$1,966,000
U.S. government income that may be exempt from state taxation	$6,833,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2017, to determine the calendar year amounts to be included on their 2016 tax returns. Shareholders should consult their tax advisors.

36	Capital World Bond Fund

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2010	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	81	General Finance Corporation
James G. Ellis, 1947	2006	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	81	Mercury General Corporation
Leonard R. Fuller, 1946	1994	Private investor; former President and CEO, Fuller Consulting (financial management consulting)	81	None
R. Clark Hooper, 1946 Chairman of the Board (Independent and Non-Executive)	2005	Private investor	81	None
Merit E. Janow, 1958	2010	Dean and Professor, Columbia University, School of International and Public Affairs	80	MasterCard Incorporated; Trimble Inc.
Laurel B. Mitchell, PhD, 1955	2010	Distinguished Professor of Accounting, University of Redlands; former Director, Accounting Program, University of Redlands	77	None
Frank M. Sanchez, 1943	1999	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	77	None
Margaret Spellings, 1957	2010	President, The University of North Carolina; former President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	82	ClubCorp Holdings, Inc.
Steadman Upham, PhD, 1949	2007	President Emeritus and University Professor, The University of Tulsa	80	None

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
John H. Smet, 1956 Vice Chairman of the Board	2011	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company	23	None
Michael C. Gitlin, 1970	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	19	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 38 for footnotes.

Capital World Bond Fund	37

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Thomas H. Høgh, 1963 President	2001	Partner — Capital Fixed Income Investors, Capital Research Company[6]
Mark A. Brett, 1958 Senior Vice President	2017	Partner — Capital Fixed Income Investors, Capital Bank and Trust Company;[6]
Partner — Capital Fixed Income Investors, Capital International Limited;[6]
Senior Vice President, Capital International Limited;[6]
Senior Vice President, Capital International Sàrl;[6]
		Director, Capital Strategy Research, Inc.[6]
David A. Daigle, 1967 Senior Vice President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Partner — Capital Fixed Income Investors, Capital Bank and Trust Company[6]
Robert H. Neithart, 1965 Senior Vice President	2011	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Chairman of the Board, Capital Strategy Research, Inc.[6]
Kristine M. Nishiyama, 1970 Senior Vice President	2003	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Senior Vice President and General Counsel, Capital Bank and Trust Company[6]
Steven I. Koszalka, 1964 Secretary	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2012	Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

38	Capital World Bond Fund

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Capital World Bond Fund	39

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40	Capital World Bond Fund

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Capital World Bond Fund	41

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42	Capital World Bond Fund

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Capital World Bond Fund	43

Offices of the fund and of the investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP
300 South Grand Avenue, 22nd Floor
Los Angeles, CA 90071-3132

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

44	Capital World Bond Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete December 31, 2016, portfolio of Capital World Bond Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Capital World Bond Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Capital World Bond Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2017, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Bloomberg® is a trademark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Neither Bloomberg nor Barclays approves or endorses this material, guarantees the accuracy or completeness of any information herein and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

MCSI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor, in connection with this report. J.P. Morgan disclaimer: http://www.jpmorgan.com/pages/jpmorgan/ib/girg.

American Funds from Capital Group

The Capital AdvantageSM

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record
Equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 95% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 58% of 10-year periods and 58% of 20-year periods.[2] Fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2015.
[2]	Based on Class A share results for rolling periods through December 31, 2015. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	On average, our management fees were in the lowest quintile 68% of the time, based on the 20-year period ended December 31, 2015, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2016*	$158,000
2016**	$5,000

b) Audit-Related Fees:
2016*	$4,000
2016**	None

c) Tax Fees:
2016*	$8,000
2016**	None
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2016*	None
2016**	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2016*	$1,169,000
2016**	None
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2016*	None
2016**	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2016*	$3,000
2016**	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,233,000 for fiscal year 2016* and $105,000 for stub period 2016**. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.
*Represents fisal year 10/01/2015 - 09/30/2016
**Represents stub period 10/01/2016 - 12/31/2016 due to fiscal year-end change

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Capital World Bond Fund®
Investment portfolio
December 31, 2016
Bonds, notes & other debt instruments 95.78% Euros 10.43%	Principal amount (000)	Value (000)
Allianz SE, 5.625% 2042	€4,500	$5,613
Allianz SE, 4.75% 2049	24,900	28,999
Assicurazioni Generali SPA 7.75% 2042	5,300	6,660
Assicurazioni Generali SPA 10.125% 2042	6,000	8,236
Aviva PLC 6.125% 2043	13,750	16,880
Banco Bilbao Vizcaya Argentaria SA 3.50% 2024	23,900	26,264
Barclays Bank PLC 4.00% 2019[1]	5,450	6,387
Barclays Bank PLC 6.625% 2022	4,750	6,138
Belgium (Kingdom of), Series 79, 0.20% 2023	18,000	19,189
Belgium (Kingdom of), Series 68, 2.25% 2023	7	8
Belgium (Kingdom of), Series 77, 1.00% 2026	75,500	82,886
Belgium (Kingdom of), Series 78, 1.60% 2047	4,800	5,083
BNP Paribas 2.875% 2026	15,400	16,907
BPCE SA group 4.625% 2023	6,000	7,443
CaixaBank, SA 5.00% 2023	19,100	21,219
Croatia (Republic of) 3.00% 2025	16,250	17,266
France Télécom 5.625% 2018	1,500	1,705
France Télécom 3.125% 2024	4,300	5,277
French Republic O.A.T. 1.75% 2024	22,485	26,444
French Republic O.A.T. 3.25% 2045	2,600	3,775
Germany (Federal Republic of) 1.75% 2020[2]	15,429	18,037
Germany (Federal Republic of) 2.00% 2022	10,200	12,094
Germany (Federal Republic of) 0.10% 2023[2]	6,406	7,398
Germany (Federal Republic of) 0.50% 2026	27,000	29,451
Germany (Federal Republic of) 4.00% 2037	4,300	7,314
Germany (Federal Republic of) 2.50% 2046	99,925	148,104
Greece (Hellenic Republic of) 3.375% 2017	635	657
Greece (Hellenic Republic of) 3.00% 2023[3]	820	707
Greece (Hellenic Republic of) 3.00% 2024[3]	820	693
Greece (Hellenic Republic of) 3.00% 2025[3]	820	681
Greece (Hellenic Republic of) 3.00% 2026[3]	820	672
Greece (Hellenic Republic of) 3.00% 2027[3]	820	661
Greece (Hellenic Republic of) 3.00% 2028[3]	820	636
Greece (Hellenic Republic of) 3.00% 2029[3]	820	619
Greece (Hellenic Republic of) 3.00% 2030[3]	820	608
Greece (Hellenic Republic of) 3.00% 2031[3]	820	597
Greece (Hellenic Republic of) 3.00% 2032[3]	820	587
Greece (Hellenic Republic of) 3.00% 2033[3]	820	576
Greece (Hellenic Republic of) 3.00% 2034[3]	820	564
Greece (Hellenic Republic of) 3.00% 2035[3]	820	557
Greece (Hellenic Republic of) 3.00% 2036[3]	820	548
Greece (Hellenic Republic of) 3.00% 2037[3]	820	547
Greece (Hellenic Republic of) 3.00% 2038[3]	820	541
Greece (Hellenic Republic of) 3.00% 2039[3]	820	543
Greece (Hellenic Republic of) 3.00% 2040[3]	820	539
Greece (Hellenic Republic of) 3.00% 2041[3]	820	542
Greece (Hellenic Republic of) 3.00% 2042[3]	820	542
Capital World Bond Fund — Page 1 of 27

Bonds, notes & other debt instruments Euros (continued)	Principal amount (000)	Value (000)
HSBC Holdings PLC 3.375% 2024	€20,910	$23,071
Imperial Tobacco Finance PLC 5.00% 2019	12,425	14,942
Indonesia (Republic of) 3.375% 2025	1,400	1,514
Intesa Sanpaolo SpA 6.625% 2023	28,755	35,918
Ireland (Republic of) 3.90% 2023	49,920	65,040
Ireland (Republic of) 3.40% 2024	24,120	30,911
Ireland (Republic of) 5.40% 2025	29,170	42,625
Ireland (Republic of) 1.00% 2026	43,430	46,764
Ireland (Republic of) 2.40% 2030	5,005	6,075
Ireland (Republic of) 2.00% 2045	8,700	9,829
Italy (Republic of) 3.75% 2021	37,300	44,732
Italy (Republic of) 1.45% 2022	40,775	44,280
Italy (Republic of) 0.95% 2023	27,000	28,280
Italy (Republic of) 4.75% 2023	13,200	17,137
Italy (Republic of) 4.50% 2024	16,350	20,973
Italy (Republic of) 1.50% 2025	6,400	6,706
Lloyds Banking Group PLC 6.50% 2020	4,850	6,006
Merrill Lynch & Co., Inc. 4.625% 2018	17,536	19,881
NN Group NV, 4.625% 2044	10,425	11,519
NN Group NV, 4.50% 2049	32,580	34,360
Orange SA 5.00% 2049	11,200	12,449
Portuguese Government 2.875% 2025	4,800	4,806
Rabobank Nederland 3.875% 2023	22,000	26,673
Spain (Kingdom of) 0.75% 2021	12,700	13,666
Spain (Kingdom of) 3.80% 2024	22,640	28,553
Spain (Kingdom of) 2.15% 2025	3,500	3,953
Spain (Kingdom of) 1.30% 2026	49,500	51,805
Spain (Kingdom of) 1.95% 2026	7,700	8,550
Spain (Kingdom of) 5.15% 2028	14,290	20,861
Spain (Kingdom of) 2.90% 2046	3,900	4,370
Svenska Handelsbanken AB 2.656% 2024	9,650	10,646
Veolia Environnement 4.247% 2021	900	1,104
		1,245,393
Japanese yen 8.26%
Japan, Series 113, 0.30% 2018	¥3,335,000	28,756
Japan, Series 312, 1.20% 2020	2,395,000	21,565
Japan, Series 128, 0.10% 2021	3,275,000	28,285
Japan, Series 315, 1.20% 2021	3,987,800	36,121
Japan, Series 326, 0.70% 2022	9,825,000	88,028
Japan, Series 17, 0.10% 2023[2]	2,863,400	25,786
Japan, Series 329, 0.80% 2023	5,195,000	46,967
Japan, Series 18, 0.10% 2024[2]	21,135,360	190,512
Japan, Series 19, 0.10% 2024[2]	13,077,480	118,886
Japan, Series 337, 0.30% 2024	3,350,000	29,397
Japan, Series 336, 0.50% 2024	6,255,000	55,742
Japan, Series 20, 0.10% 2025[2]	3,338,310	30,391
Japan, Series 340, 0.40% 2025	1,390,000	12,307
Japan, Series 116, 2.20% 2030	4,260,000	46,031
Japan, Series 145, 1.70% 2033	6,955,000	72,125
Japan, Series 150, 1.40% 2034	4,370,000	43,441
Japan, Series 42, 1.70% 2044	7,940,000	85,150
Japan, Series 47, 1.60% 2045	2,490,000	26,265
		985,755
Capital World Bond Fund — Page 2 of 27

Bonds, notes & other debt instruments Hungarian forints 4.62%	Principal amount (000)	Value (000)
Hungary, Series A, 5.50% 2018	HUF2,150,000	$8,063
Hungary, Series C, 2.00% 2019	29,556,570	104,117
Hungary, Series A, 6.50% 2019	32,438,230	125,988
Hungary, Series B, 3.50% 2020	7,621,650	28,018
Hungary, Series A, 7.50% 2020	40,559,270	170,465
Hungary, Series A, 7.00% 2022	4,355,200	18,771
Hungary, Series A, 6.00% 2023	10,785,700	45,363
Hungary, Series B, 5.50% 2025	12,474,160	50,905
		551,690
Polish zloty 4.52%
Poland (Republic of) 2.75% 2023[2]	PLN17,486	4,536
Poland (Republic of), Series 0420, 1.50% 2020	729,525	168,825
Poland (Republic of), Series 1020, 5.25% 2020	333,450	87,119
Poland (Republic of), Series 0421, 2.00% 2021	443,750	102,691
Poland (Republic of), Series 1021, 5.75% 2021	178,270	48,054
Poland (Republic of), Series 0922, 5.75% 2022	256,955	69,730
Poland (Republic of), Series 1023, 4.00% 2023	131,830	32,803
Poland (Republic of), Series 0725, 3.25% 2025	108,750	25,522
		539,280
Mexican pesos 4.40%
América Móvil, SAB de CV 8.46% 2036	MXN15,000	637
Petróleos Mexicanos 7.19% 2024	133,000	5,470
Petróleos Mexicanos 7.47% 2026	18,000	717
Red de Carreteras de Occidente 9.00% 2028[1]	36,950	1,651
United Mexican States 4.00% 2019[2]	334,033	16,769
United Mexican States 4.50% 2025[2]	139,180	7,547
United Mexican States 4.00% 2040[2]	282,814	14,115
United Mexican States, Series M, 5.00% 2017	357,500	17,154
United Mexican States, Series M, 5.00% 2019	365,000	16,718
United Mexican States, Series M, 6.50% 2021	5,449,000	256,561
United Mexican States, Series M, 6.50% 2022	40,000	1,865
United Mexican States, Series M20, 10.00% 2024	1,093,500	61,129
United Mexican States, Series M, 5.75% 2026	2,463,000	105,602
United Mexican States, Series M30, 10.00% 2036	250,000	14,689
United Mexican States, Series M, 7.75% 2042	102,500	4,881
		525,505
British pounds 2.58%
Apple Inc. 3.05% 2029	£2,000	2,669
Aviva PLC, subordinated 6.875% 2058	2,110	3,059
AXA SA, junior subordinated 5.453% 2049	6,095	7,699
Bank of Scotland PLC 9.375% 2021	6,680	10,616
Barclays Bank PLC 10.00% 2021	400	629
Deutsche Telekom International Finance BV 6.50% 2022	3,746	5,798
Electricité de France SA 6.00% 2114	1,400	2,400
France Télécom 5.375% 2050	1,550	2,746
Lloyds Banking Group PLC 7.625% 2025	2,875	4,574
National Grid Transco PLC 4.00% 2027	2,700	3,890
Nestlé Finance International Ltd. 2.25% 2023	1,800	2,365
RSA Insurance Group PLC 9.375% 2039	4,833	6,957
United Kingdom 1.00% 2017	38,700	48,017
United Kingdom 1.50% 2021	15,200	19,545
United Kingdom 1.75% 2022	60,850	79,481
Capital World Bond Fund — Page 3 of 27

Bonds, notes & other debt instruments British pounds (continued)	Principal amount (000)	Value (000)
United Kingdom 2.25% 2023	£10,900	$14,702
United Kingdom 1.50% 2026	35,300	44,532
United Kingdom 3.25% 2044	15,575	24,820
United Kingdom 3.50% 2045	13,400	22,379
Wal-Mart Stores, Inc. 5.625% 2034	1,000	1,781
		308,659
Malaysian ringgits 2.57%
Malaysia (Federation of), Series 0511, 3.58% 2018	MYR27,055	6,025
Malaysia (Federation of), Series 0203, 4.24% 2018	3,299	742
Malaysia (Federation of), Series 0515, 3.759% 2019	75,050	16,820
Malaysia (Federation of), Series 0315, 3.659% 2020	498,636	111,113
Malaysia (Federation of), Series 0416, 3.62% 2021	104,000	23,131
Malaysia (Federation of), Series 0314, 4.048% 2021	36,250	8,115
Malaysia (Federation of), Series 0215, 3.795% 2022	70,400	15,454
Malaysia (Federation of), Series 0116, 3.80% 2023	114,550	25,086
Malaysia (Federation of), Series 0115, 3.955% 2025	157,250	34,017
Malaysia (Federation of), Series 0415, 3.99% 2025	11,500	2,488
Malaysia (Federation of), Series 0316, 3.90% 2026	60,000	13,020
Malaysia (Federation of), Series 0310, 4.498% 2030	194,100	42,233
Malaysia (Federation of), Series 0415, 4.254% 2035	23,400	4,938
Malaysia (Federation of), Series 0615, 4.786% 2035	18,000	4,061
		307,243
Danish kroner 2.27%
Nordea Kredit 2.00% 2037[1]	DKr231,971	33,527
Nykredit Realkredit AS, Series 01E, 2.00% 2037[1]	977,559	141,149
Nykredit Realkredit AS, Series 01E, 2.50% 2047[1]	86,254	12,356
Realkredit Danmark AS, Series 22S, 2.00% 2037[1]	581,961	83,638
		270,670
Indian rupees 1.77%
India (Republic of) 7.28% 2019	INR2,249,600	33,825
India (Republic of) 7.80% 2021	5,196,610	80,097
India (Republic of) 8.83% 2023	4,774,600	78,270
India (Republic of) 9.20% 2030	1,122,690	19,499
		211,691
Brazilian reais 1.41%
Brazil (Federative Republic of) 0% 2017	BRL125,041	37,276
Brazil (Federative Republic of) 0% 2018	32,000	8,411
Brazil (Federative Republic of) 0% 2018	13,200	3,643
Brazil (Federative Republic of) 10.00% 2018	3,090	940
Brazil (Federative Republic of) 0% 2019	48,500	12,122
Brazil (Federative Republic of) 10.00% 2019	7,000	2,118
Brazil (Federative Republic of) 0% 2020	406,000	91,019
Brazil (Federative Republic of) 10.00% 2021	18,000	5,340
Brazil (Federative Republic of) 10.00% 2023	12,000	3,478
Brazil (Federative Republic of) 6.00% 2024[2]	8,993	2,742
Brazil (Federative Republic of) 10.00% 2027	4,000	1,135
		168,224
Capital World Bond Fund — Page 4 of 27

Bonds, notes & other debt instruments Australian dollars 1.23%	Principal amount (000)	Value (000)
Australia (Commonwealth of), Series 124, 5.75% 2021	A$109,800	$91,021
Australia (Commonwealth of), Series 133, 5.50% 2023	24,400	20,752
Australia (Commonwealth of), Series 138, 3.25% 2029	47,100	34,943
		146,716
Chilean pesos 0.79%
Chile (Banco Central de) 4.50% 2021	CLP61,335,000	94,088
Canadian dollars 0.67%
Canada 0.75% 2021	C$14,000	10,295
Canada 2.25% 2025	78,040	60,957
Canada 1.50% 2026	10,000	7,315
Canada 3.50% 2045	1,500	1,389
		79,956
Norwegian kroner 0.53%
Norway (Kingdom of) 3.75% 2021	NKr151,300	19,519
Norway (Kingdom of) 2.00% 2023	109,100	13,128
Norway (Kingdom of) 3.00% 2024	241,450	30,853
		63,500
Thai baht 0.52%
Thailand (Kingdom of) 1.875% 2022	THB1,342,400	36,744
Thailand (Kingdom of) 3.85% 2025	359,500	10,993
Thailand (Kingdom of) 2.125% 2026	528,000	14,063
		61,800
South African rand 0.50%
South Africa (Republic of), Series R-203, 8.25% 2017	ZAR13,500	988
South Africa (Republic of), Series R-208, 6.75% 2021	92,650	6,386
South Africa (Republic of), Series R-2023, 7.75% 2023	268,540	18,758
South Africa (Republic of), Series R-214, 6.50% 2041	639,350	33,168
		59,300
Argentine pesos 0.43%
Argentina (Central Bank of) 0% 2017	ARS7,370	461
Argentina (Central Bank of) 0% 2017	4,030	249
Argentine Republic 21.20% 2018	32,615	2,098
Argentine Republic 22.75% 2018	14,230	906
Argentine Republic 2.50% 2021[2]	49,321	3,162
Argentine Republic 18.20% 2021	302,380	19,523
Argentine Republic 16.00% 2023	30,860	1,881
Argentine Republic 15.50% 2026	384,600	23,493
		51,773
Colombian pesos 0.42%
Colombia (Republic of), Series UVL, 3.50% 2021[2]	COP20,284,012	7,036
Colombia (Republic of), Series B, 10.00% 2024	8,947,000	3,526
Colombia (Republic of), Series B, 7.50% 2026	81,850,000	28,148
Colombia (Republic of), Series B, 6.00% 2028	39,454,600	11,934
		50,644
Capital World Bond Fund — Page 5 of 27

Bonds, notes & other debt instruments Swedish kronor 0.42%	Principal amount (000)	Value (000)
Sweden (Kingdom of), Series 1054, 3.50% 2022	SKr181,570	$23,858
Sweden (Kingdom of), Series 1057, 1.50% 2023	215,000	25,817
		49,675
Israeli shekels 0.41%
Israel (State of) 5.50% 2042	ILS137,250	49,340
Turkish lira 0.18%
Turkey (Republic of) 10.50% 2020	TRY51,450	14,646
Turkey (Republic of) 9.20% 2021	9,400	2,504
Turkey (Republic of) 8.50% 2022	6,500	1,646
Turkey (Republic of) 2.80% 2023[2]	3,719	1,054
Turkey (Republic of) 2.00% 2024[2]	8,715	2,360
		22,210
Philippine pesos 0.17%
Philippines (Republic of the) 4.95% 2021	PHP616,000	12,480
Philippines (Republic of the) 3.90% 2022	377,000	7,202
Philippines (Republic of the) 6.25% 2036	40,000	864
		20,546
Ghana cedi 0.12%
Ghana (Republic of) 24.75% 2021	GHS45,000	12,379
Ghana (Republic of) 19.00% 2026	6,395	1,518
		13,897
New Zealand dollars 0.08%
New Zealand 6.00% 2021	NZ$4,725	3,730
New Zealand 5.50% 2023	7,250	5,768
		9,498
Indonesian rupiah 0.03%
Indonesia (Republic of), Series 68, 8.375% 2034	IDR43,665,000	3,267
U.S. dollars 46.45%
ABB Finance (USA) Inc. 1.625% 2017	$2,000	2,003
ABB Finance (USA) Inc. 2.875% 2022	2,000	2,020
Abbott Laboratories 2.35% 2019	2,400	2,403
Abbott Laboratories 2.90% 2021	1,825	1,823
Abbott Laboratories 3.40% 2023	1,475	1,470
Abbott Laboratories 3.75% 2026	5,440	5,411
Abbott Laboratories 4.75% 2036	1,555	1,583
Abbott Laboratories 4.90% 2046	3,115	3,203
AbbVie Inc. 1.80% 2018	2,700	2,703
AbbVie Inc. 2.50% 2020	15,915	15,923
AbbVie Inc. 2.90% 2022	9,060	8,951
AbbVie Inc. 3.20% 2022	1,335	1,336
AbbVie Inc. 3.60% 2025	16,200	16,054
AbbVie Inc. 4.50% 2035	4,065	4,000
AbbVie Inc. 4.45% 2046	4,795	4,601
Abu Dhabi National Energy Co. PJSC (TAQA) 5.875% 2021[4]	2,000	2,218
Abu Dhabi National Energy Co. PJSC (TAQA) 3.625% 2023[4]	20,735	20,683
ACE INA Holdings Inc. 2.30% 2020	855	855
Capital World Bond Fund — Page 6 of 27

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
ACE INA Holdings Inc. 2.875% 2022	$1,660	$1,673
ACE INA Holdings Inc. 3.35% 2026	1,660	1,681
ACE INA Holdings Inc. 4.35% 2045	3,040	3,213
AES Corp. 5.50% 2025	2,800	2,814
AES Corp. 6.00% 2026	825	842
Aetna Inc. 1.70% 2018	1,495	1,494
Aetna Inc. 1.90% 2019	1,675	1,672
Aetna Inc. 2.40% 2021	505	503
Aetna Inc. 2.80% 2023	2,730	2,690
Aetna Inc. 3.20% 2026	17,395	17,218
Aetna Inc. 4.25% 2036	7,540	7,572
Aetna Inc. 4.375% 2046	7,500	7,547
Alexandria Real Estate Equities, Inc. 2.75% 2020	790	788
Alexandria Real Estate Equities, Inc. 3.90% 2023	1,350	1,371
Alexandria Real Estate Equities, Inc. 4.50% 2029	300	300
Allergan PLC 2.35% 2018	12,750	12,826
Allergan PLC 3.00% 2020	14,460	14,664
Allergan PLC 3.45% 2022	9,170	9,309
Allergan PLC 3.80% 2025	24,430	24,470
Allergan PLC 4.55% 2035	6,490	6,434
Allergan PLC 4.75% 2045	8,340	8,203
Allison Transmission Holdings, Inc. 5.00% 2024[4]	475	481
Altria Group, Inc. 2.625% 2020	8,200	8,295
Altria Group, Inc. 4.50% 2043	4,250	4,328
American Campus Communities, Inc. 3.35% 2020	2,000	2,033
American Campus Communities, Inc. 3.75% 2023	11,360	11,466
American Campus Communities, Inc. 4.125% 2024	6,130	6,288
American Electric Power Co., Inc. 1.65% 2017	2,960	2,961
American Electric Power Co., Inc. 2.75% 2026	3,950	3,729
American Energy (Marcellus), Term Loan A, 8.50% 2021[1,5,6]	2,882	360
American Energy (Marcellus), Term Loan B, 5.25% 2020[1,5,6]	4,075	2,262
American Energy (Permian Basin) 7.125% 2020[4]	3,660	3,148
American Energy (Permian Basin) 7.375% 2021[4]	695	592
American Honda Finance Corp. 1.65% 2021	1,420	1,367
American Honda Finance Corp. 2.30% 2026	425	397
Amgen Inc. 1.85% 2021	1,985	1,913
Amgen Inc. 2.25% 2023	17,300	16,280
Amgen Inc. 4.40% 2045	7,390	7,106
Anadarko Petroleum Corp. 4.85% 2021	265	284
Anadarko Petroleum Corp. 5.55% 2026	1,330	1,489
Anadarko Petroleum Corp. 6.60% 2046	1,030	1,273
Anglo American Capital PLC 4.125% 2021[4]	575	588
Anheuser-Busch InBev NV 3.30% 2023	5,235	5,329
Anheuser-Busch InBev NV 3.65% 2026	2,000	2,031
Anheuser-Busch InBev NV 4.95% 2042	2,545	2,778
Anheuser-Busch InBev NV 4.90% 2046	3,330	3,590
APT Pipelines Ltd. 4.20% 2025[4]	1,090	1,087
ArcelorMittal 7.75% 2041	6,445	6,896
Argentine Republic 6.875% 2021[4]	12,515	13,360
Argentine Republic 7.50% 2026[4]	43,215	45,484
Argentine Republic 6.625% 2028[4]	15,000	14,742
Argentine Republic 8.28% 2033[1,7]	1,437	1,541
Argentine Republic 7.125% 2036[4]	685	653
Argentine Republic 7.625% 2046[4]	36,735	36,827
Armenia (Republic of) 7.15% 2025[4]	1,060	1,118
Capital World Bond Fund — Page 7 of 27

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Associated Materials, LLC 9.00% 2024[4]	$7,850	$7,889
AT&T Inc. 2.80% 2021	14,400	14,288
AT&T Inc. 3.00% 2022	17,225	16,911
AT&T Inc. 8.25% 2031	764	1,063
AT&T Inc. 4.50% 2048	1,100	996
Autoridad del Canal de Panama 4.95% 2035[1,4]	3,200	3,396
AXA SA 8.60% 2030	18,550	25,553
Ball Corp. 4.375% 2020	1,350	1,416
Banc of America Commercial Mortgage Inc., Series 2006-3, Class A4, 5.889% 2044[1,6]	20	20
Banc of America Commercial Mortgage Inc., Series 2007-3, Class A4, 5.548% 2049[1,6]	477	480
Banc of America Commercial Mortgage Inc., Series 2007-4, Class AM, 5.814% 2051[1,6]	3,020	3,076
Banc of America Commercial Mortgage Inc., Series 2008-1, Class A4, 6.235% 2051[1,6]	1,555	1,596
Banco Nacional de Comercio Exterior SNC 3.80% 2026[4]	10,420	9,782
Bank of America Corp. 2.625% 2020	6,875	6,880
Bank of America Corp. 2.625% 2021	1,200	1,192
Bank of America Corp. 3.875% 2025	11,045	11,236
Bank of America Corp. 3.248% 2027	5,432	5,189
Barclays Bank PLC 3.65% 2025	4,875	4,731
Baxalta Inc. 4.00% 2025	8,760	8,790
Bayer AG 3.375% 2024[4]	3,720	3,701
Bayerische Motoren Werke AG 2.00% 2021[4]	2,000	1,962
Bayerische Motoren Werke AG 2.25% 2023[4]	1,000	958
BBVA Bancomer SA 6.50% 2021[4]	1,455	1,574
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A4, 5.694% 2050[1,6]	1,467	1,493
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class AM, 6.084% 2050[1,6]	2,375	2,450
Becton, Dickinson and Co. 2.675% 2019	2,784	2,825
Becton, Dickinson and Co. 3.734% 2024	5,427	5,554
Berkshire Hathaway Inc. 4.50% 2043	2,900	3,085
Bermuda 4.138% 2023[4]	4,900	5,048
Bermuda 4.854% 2024[4]	17,675	18,456
BHP Billiton Finance (USA) Ltd. 3.85% 2023	5,200	5,502
BHP Billiton Finance Ltd. 6.25% 2075[4]	1,400	1,521
BHP Billiton Finance Ltd. 6.75% 2075[4]	3,290	3,701
BMC Software, Inc. 8.125% 2021[4]	2,650	2,489
Boardwalk Pipeline Partners, LP 3.375% 2023	1,500	1,428
Boardwalk Pipeline Partners, LP 4.95% 2024	2,100	2,157
BPCE SA group 2.75% 2021	4,000	3,960
BPCE SA group 5.70% 2023[4]	33,705	35,519
BPCE SA group 4.50% 2025[4]	9,545	9,304
BPCE SA group 4.875% 2026[4]	5,000	4,999
Brandywine Operating Partnership, LP 5.70% 2017	15	15
Brandywine Operating Partnership, LP 3.95% 2023	750	747
Brazil (Federative Republic of) 4.25% 2025	3,545	3,319
British American Tobacco International Finance PLC 2.75% 2020[4]	2,350	2,362
British American Tobacco International Finance PLC 3.50% 2022[4]	1,705	1,747
Buenos Aires (City of) 8.95% 2021[1]	2,580	2,890
Builders FirstSource, Inc. 5.625% 2024[4]	1,000	1,009
Cablevision Systems Corp. 6.75% 2021	3,700	3,987
Calpine Corp. 5.375% 2023	350	344
Canadian National Railway Co. 3.20% 2046	790	695
Canadian Natural Resources Ltd. 5.70% 2017	1,500	1,522
Canadian Natural Resources Ltd. 3.80% 2024	425	424
CCO Holdings LLC and CCO Holdings Capital Corp. 3.579% 2020	4,315	4,403
CCO Holdings LLC and CCO Holdings Capital Corp. 4.464% 2022	2,715	2,838
CCO Holdings LLC and CCO Holdings Capital Corp. 4.908% 2025	2,200	2,320
Capital World Bond Fund — Page 8 of 27

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[4]	$3,250	$3,372
Celgene Corp. 3.625% 2024	2,210	2,222
Celgene Corp. 3.875% 2025	8,545	8,671
Celgene Corp. 4.625% 2044	665	652
Celgene Corp. 5.00% 2045	660	688
Cenovus Energy Inc. 3.00% 2022	1,312	1,269
Cenovus Energy Inc. 3.80% 2023	2,880	2,812
Centene Corp. 4.75% 2022	7,005	7,110
Centene Corp. 4.75% 2025	1,250	1,223
CenterPoint Energy Transition Bond Co. III, LLC, Series 2008, Class A2, 5.234% 2023[1]	2,225	2,347
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[4]	4,035	4,166
CEVA Group PLC 7.00% 2021[4]	3,550	2,875
CEVA Group PLC, Apollo Global Securities LLC LOC, 5.969% 2021[1,5,6]	969	793
CEVA Logistics Canada, ULC, Term Loan, 6.50% 2021[1,5,6]	171	140
CEVA Logistics Holdings BV, Term Loan, 6.50% 2021[1,5,6]	993	813
CEVA Logistics U.S. Holdings Inc., Term Loan B, 6.50% 2021[1,5,6]	1,370	1,121
CF Industries, Inc. 4.50% 2026[4]	1,090	1,072
CF Industries, Inc. 4.95% 2043	3,385	2,784
Chemours Co. 6.625% 2023	4,872	4,848
Chemours Co. 7.00% 2025	3,320	3,287
Chesapeake Energy Corp. 4.13% 2019[6]	2,700	2,727
Chesapeake Energy Corp. 4.875% 2022	2,450	2,230
Chesapeake Energy Corp. 8.00% 2025[4]	1,025	1,049
Chesapeake Energy Corp., Term Loan, 8.50% 2021[1,5,6]	1,200	1,310
Chile (Republic of) 3.125% 2025	1,055	1,047
Chile (Republic of) 3.125% 2026	3,945	3,896
CIT Group Inc. 3.875% 2019	8,705	8,912
Citigroup Commercial Mortgage Trust, Series 2014-CG19, Class A1, 1.199% 2047[1]	586	585
Citigroup Inc. 1.70% 2018	1,818	1,814
Citigroup Inc. 2.55% 2019	13,535	13,647
Citigroup Inc. 2.021% 2021[6]	2,020	2,029
Citigroup Inc. 2.35% 2021	7,000	6,848
Citigroup Inc. 2.90% 2021	8,500	8,478
Citigroup Inc. 3.20% 2026	1,295	1,239
Clear Channel Worldwide Holdings, Inc. 7.625% 2020	6,550	6,570
Cliffs Natural Resources Inc. 8.00% 2020[4]	300	314
Cliffs Natural Resources Inc. 8.25% 2020[4]	4,075	4,482
CMS Energy Corp. 8.75% 2019	1,312	1,515
CMS Energy Corp. 5.05% 2022	1,458	1,597
CMS Energy Corp. 3.875% 2024	480	499
CMS Energy Corp. 4.70% 2043	1,900	1,990
CMS Energy Corp. 4.875% 2044	3,146	3,379
CoBank, ACB 1.563% 2022[4,6]	2,525	2,430
Colbun SA 6.00% 2020[4]	5,150	5,568
Colbun SA 4.50% 2024[4]	1,800	1,820
Colombia (Republic of) 4.50% 2026	1,000	1,034
Columbia Pipeline Partners LP 2.45% 2018	2,700	2,714
Columbia Pipeline Partners LP 3.30% 2020	395	402
Columbia Pipeline Partners LP 4.50% 2025	490	515
Columbia Pipeline Partners LP 5.80% 2045	770	887
Comcast Corp. 2.35% 2027	2,610	2,412
Comcast Corp. 6.40% 2038	1,750	2,242
Comcast Corp. 4.75% 2044	1,545	1,658
Comision Federal de Electricidad 4.875% 2024[4]	3,500	3,496
Comision Federal de Electricidad 4.75% 2027[4]	4,550	4,379
Capital World Bond Fund — Page 9 of 27

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Comision Federal de Electricidad 6.125% 2045[4]	$3,700	$3,561
Commercial Mortgage Trust, Series 2014-UBS2, Class A1, 1.298% 2047[1]	2,170	2,160
Commercial Mortgage Trust, Series 2007-C9, Class A1A, 5.812% 2049[1,6]	354	358
Communications Sales & Leasing, Inc. 6.00% 2023[4]	2,225	2,303
Communications Sales & Leasing, Inc. 8.25% 2023	3,122	3,325
Community Health Systems Inc. 5.125% 2021	2,035	1,893
Concordia Healthcare Corp., Term Loan B, 5.25% 2021[1,5,6]	349	274
Concordia Healthcare Corp. 9.50% 2022[4]	1,800	648
Concordia Healthcare Corp. 7.00% 2023[4]	3,260	1,043
ConocoPhillips 4.20% 2021	1,840	1,955
ConocoPhillips 4.95% 2026	1,355	1,497
ConocoPhillips 5.95% 2046	1,360	1,686
CONSOL Energy Inc. 5.875% 2022	7,200	7,092
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[1]	161	163
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[1]	151	158
Continental Airlines, Inc., Series 2000-2, Class A1, 7.707% 2022[1]	1,155	1,246
Core Industrial Trust, Series 2015-CALW, Class A, 3.04% 2034[1,4]	6,725	6,866
Corporate Office Properties LP 3.60% 2023	1,610	1,550
Corporate Office Properties LP 5.25% 2024	325	339
Corporate Office Properties LP 5.00% 2025	120	123
Corporate Risk Holdings LLC 9.50% 2019[4]	4,059	4,191
Corporate Risk Holdings LLC 13.50% 2020[4,7,8]	584	649
Credit Agricole SA 4.375% 2025[4]	9,875	9,717
CRH America, Inc. 3.875% 2025[4]	3,000	3,056
CRH America, Inc. 5.125% 2045[4]	3,000	3,130
Croatian Government 6.375% 2021	9,000	9,809
CS First Boston Mortgage Securities Corp., Series 2007-C5, Class A4, 5.695% 2040[1,6]	1,980	2,008
CS First Boston Mortgage Securities Corp., Series 2007-C2, Class AM, 5.615% 2049[1,6]	840	847
CVS Health Corp. 1.90% 2018	1,900	1,908
CVS Health Corp. 2.80% 2020	1,900	1,929
CVS Health Corp. 3.50% 2022	1,900	1,953
CVS Caremark Corp. 5.125% 2045	3,700	4,132
DaimlerChrysler North America Holding Corp. 2.375% 2018[4]	4,000	4,030
DaimlerChrysler North America Holding Corp. 2.25% 2020[4]	11,700	11,644
DaimlerChrysler North America Holding Corp. 2.00% 2021[4]	10,500	10,193
DaimlerChrysler North America Holding Corp. 2.875% 2021[4]	9,950	10,009
DaimlerChrysler North America Holding Corp. 3.30% 2025[4]	2,000	1,980
DaimlerChrysler North America Holding Corp. 8.50% 2031	7,850	11,820
Danske Bank AS 2.00% 2021[4]	10,255	9,968
DaVita HealthCare Partners Inc. 5.00% 2025	1,660	1,637
DBUBS Mortgage Trust, Series 2011-LC1A, Class A3, 5.002% 2046[1,4]	1,500	1,627
DCP Midstream Operating LP 4.95% 2022	2,280	2,348
DCT Industrial Trust Inc. 4.50% 2023	3,135	3,183
DDR Corp. 3.625% 2025	1,770	1,713
Dell Inc. 8.35% 2046[4]	1,695	2,090
Deutsche Telekom International Finance BV 9.25% 2032	11,340	17,514
Developers Diversified Realty Corp. 7.50% 2017	385	390
Developers Diversified Realty Corp. 4.75% 2018	475	489
Developers Diversified Realty Corp. 7.875% 2020	895	1,042
Devon Energy Corp. 3.25% 2022	810	805
Devon Energy Corp. 5.00% 2045	1,495	1,471
Diamond Offshore Drilling, Inc. 4.875% 2043	6,995	5,004
Digicel Group Ltd. 8.25% 2020[4]	9,425	8,133
Digicel Group Ltd. 7.125% 2022[4]	2,175	1,698
DISH DBS Corp. 4.25% 2018	2,650	2,724
Capital World Bond Fund — Page 10 of 27

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
DJO Finance LLC 10.75% 2020	$2,795	$2,362
DJO Finco Inc. 8.125% 2021[4]	5,335	4,655
Dominican Republic 7.50% 2021[1,4]	10,500	11,424
Dominican Republic 5.50% 2025[4]	6,500	6,300
Dominican Republic 6.875% 2026	3,500	3,651
Dominican Republic 8.625% 2027[1,4]	1,000	1,131
Dominican Republic 6.85% 2045[4]	2,555	2,427
Duke Energy Corp. 3.75% 2024	2,350	2,424
Duke Energy Corp. 2.65% 2026	12,700	11,860
Duke Energy Corp. 3.75% 2046	1,500	1,353
Dynegy Finance Inc. 6.75% 2019	500	511
EchoStar Corp. 6.625% 2026[4]	2,550	2,569
Ecopetrol SA 5.875% 2023	1,235	1,310
Ecopetrol SA 5.375% 2026	1,020	1,017
Ecopetrol SA 5.875% 2045	2,553	2,219
EDP Finance BV 6.00% 2018[4]	4,000	4,150
EDP Finance BV 4.125% 2020[4]	3,000	3,074
EDP Finance BV 5.25% 2021[4]	2,500	2,647
Egypt (Arab Republic of) 5.875% 2025	4,650	4,239
Electricité de France SA 1.15% 2017[4]	2,000	2,000
Electricité de France SA 3.625% 2025[4]	2,250	2,244
Electricité de France SA 6.95% 2039[4]	1,325	1,664
Electricité de France SA 4.875% 2044[4]	6,420	6,435
Electricité de France SA 5.25% 2049[4]	3,150	2,973
EMD Finance LLC 2.40% 2020[4]	9,685	9,629
EMD Finance LLC 2.95% 2022[4]	4,185	4,168
EMD Finance LLC 3.25% 2025[4]	15,675	15,331
Empresa Nacional de Electricidad SA 4.25% 2024	3,300	3,306
ENA Norte Trust 4.95% 2028[1,4]	6,073	6,316
Enbridge Energy Partners, LP 9.875% 2019	3,250	3,694
Enbridge Energy Partners, LP 4.375% 2020	3,385	3,534
Enbridge Energy Partners, LP 5.20% 2020	7,335	7,812
Enbridge Energy Partners, LP 5.875% 2025	2,990	3,335
Enbridge Energy Partners, LP 7.375% 2045	4,990	6,200
Enbridge Energy Partners, LP, Series B, 6.50% 2018	5,320	5,599
Enbridge Inc. 4.00% 2023	7,095	7,206
Enbridge Inc. 4.25% 2026	1,660	1,701
Enbridge Inc. 4.50% 2044	1,000	931
Enbridge Inc. 5.50% 2046	375	404
Endo Pharmaceuticals Holdings Inc. 5.75% 2022[4]	1,110	993
Enel Finance International SA 6.00% 2039[4]	4,740	5,304
Enel Società per Azioni 8.75% 2073[4]	10,000	11,350
Energy Transfer Partners, LP 5.875% 2024	2,175	2,257
Energy Transfer Partners, LP 5.50% 2027	3,995	3,915
Energy Transfer Partners, LP 6.125% 2045	1,730	1,844
Enersis Américas SA 4.00% 2026	4,260	4,074
EnLink Midstream Partners, LP 2.70% 2019	495	495
EnLink Midstream Partners, LP 4.40% 2024	845	840
EnLink Midstream Partners, LP 4.15% 2025	1,135	1,102
EnLink Midstream Partners, LP 5.05% 2045	1,410	1,281
Ensco PLC 5.20% 2025	670	582
Ensco PLC 5.75% 2044	3,645	2,661
Enterprise Products Operating LLC 3.90% 2024	870	898
Enterprise Products Operating LLC 3.70% 2026	85	85
Enterprise Products Operating LLC 3.95% 2027	475	487
Capital World Bond Fund — Page 11 of 27

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Enterprise Products Operating LLC 4.85% 2044	$2,100	$2,124
EPR Properties 4.50% 2025	2,110	2,085
EPR Properties 4.75% 2026	1,475	1,461
EQTY 2014-INNS Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2014-A, 1.499% 2031[1,4,6]	7,868	7,874
Essex Portfolio L.P. 3.625% 2022	1,420	1,453
Essex Portfolio L.P. 3.25% 2023	3,870	3,857
Essex Portfolio L.P. 3.875% 2024	3,360	3,422
Essex Portfolio L.P. 3.50% 2025	9,565	9,425
Essex Portfolio L.P. 3.375% 2026	5,130	4,963
Euramax International, Inc. 12.00% 2020[4]	3,150	3,418
Exelon Corp. 3.40% 2026	6,000	5,890
Export Credit Bank of Turkey 5.375% 2021[4]	4,660	4,572
Exxon Mobil Corp. 2.222% 2021	2,755	2,756
Fannie Mae 5.50% 2033[1]	1,503	1,686
Fannie Mae 6.00% 2035[1]	96	109
Fannie Mae 5.50% 2038[1]	1,486	1,678
Fannie Mae 4.00% 2046[1]	6,280	6,608
Fannie Mae 4.00% 2046[1]	1,716	1,805
Fannie Mae 3.50% 2047[1,9]	6,400	6,556
Fannie Mae 4.00% 2047[1,9]	20,950	22,016
Fannie Mae 4.50% 2047[1,9]	21,675	23,308
Fannie Mae 4.50% 2047[1,9]	13,550	14,555
Fannie Mae 6.50% 2047[1]	73	81
Fannie Mae 6.50% 2047[1]	46	52
Fannie Mae 6.50% 2047[1]	39	43
Fannie Mae 7.00% 2047[1]	52	59
Fannie Mae 6.50% 2048[1]	36	40
Fannie Mae, Series 2012-M17, Class A2, multifamily 2.184% 2022[1]	3,500	3,418
Fannie Mae, Series 2012-M9, Class A2, multifamily 2.482% 2022[1]	3,494	3,484
Fannie Mae, Series 2001-4, Class GA, 9.349% 2025[1,6]	1	2
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 2036[1]	721	641
First Data Corp. 5.375% 2023[4]	1,000	1,040
First Data Corp. 5.00% 2024[4]	1,850	1,867
First Quantum Minerals Ltd. 6.75% 2020[4]	3,292	3,300
First Quantum Minerals Ltd. 7.00% 2021[4]	11,492	11,487
First Quantum Minerals Ltd. 7.25% 2022[4]	1,125	1,114
FMG Resources 9.75% 2022[4]	4,755	5,540
Ford Motor Co. 4.346% 2026	2,000	2,022
Ford Motor Credit Co. 2.375% 2019	15,325	15,318
Ford Motor Credit Co. 2.597% 2019	8,485	8,474
Ford Motor Credit Co. 3.20% 2021	13,920	13,942
France Télécom 9.00% 2031	11,336	17,055
Freddie Mac 6.00% 2038[1]	67	76
Freddie Mac 4.00% 2046[1]	46,791	49,173
Freddie Mac 4.00% 2047[1,9]	22,000	23,097
Freddie Mac, Series K052, Class A1, multifamily 2.598% 2025[1]	4,577	4,618
Freddie Mac, Series 3213, Class OG, principal only, 0% 2036[1]	1,340	1,230
Freddie Mac, Series 3292, Class BO, principal only, 0% 2037[1]	183	156
Freeport-McMoRan Copper & Gold Inc. 3.55% 2022	3,015	2,819
Frontier Communications Corp. 10.50% 2022	1,600	1,688
Frontier Communications Corp. 11.00% 2025	4,725	4,896
Gardner Denver, Inc. 6.875% 2021[4]	445	445
Gazprom OJSC 5.999% 2021[4]	3,900	4,220
General Motors Co. 6.60% 2036	815	933
Capital World Bond Fund — Page 12 of 27

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
General Motors Co. 6.75% 2046	$1,955	$2,297
General Motors Financial Co. 2.40% 2019	9,495	9,471
General Motors Financial Co. 3.70% 2020	2,725	2,772
General Motors Financial Co. 4.00% 2026	2,000	1,925
Genesis Energy, LP 6.75% 2022	2,275	2,375
Georgia Gulf Corp. 4.625% 2021	2,200	2,261
Ghana (Republic of) 8.125% 2026[1]	1,500	1,485
Gilead Sciences, Inc. 3.65% 2026	1,800	1,825
Gilead Sciences, Inc. 2.95% 2027	2,875	2,751
Gilead Sciences, Inc. 4.15% 2047	925	879
Glencore Xstrata LLC 4.625% 2024[4]	1,570	1,611
Gogo Inc. 12.50% 2022[4]	6,750	7,341
Goldman Sachs Group, Inc. 2.00% 2019	3,975	3,960
Goldman Sachs Group, Inc. 2.30% 2019	4,500	4,499
Goldman Sachs Group, Inc. 2.55% 2019	8,295	8,358
Goldman Sachs Group, Inc. 2.242% 2021[6]	856	868
Goldman Sachs Group, Inc. 2.35% 2021	2,700	2,624
Goldman Sachs Group, Inc. 2.875% 2021	17,279	17,361
Goldman Sachs Group, Inc. 3.50% 2025	3,400	3,356
Goldman Sachs Group, Inc. 3.50% 2026	2,550	2,503
Goldman Sachs Group, Inc. 3.75% 2026	5,958	5,979
Goldman Sachs Group, Inc. 4.75% 2045	8,665	9,154
Government National Mortgage Assn. 4.00% 2045[1]	16,667	17,717
Government National Mortgage Assn. 4.50% 2045[1]	27,942	29,854
Government National Mortgage Assn. 4.50% 2045[1]	25,214	26,937
Government National Mortgage Assn. 4.50% 2045[1]	19,834	21,191
Government National Mortgage Assn. 4.50% 2045[1]	9,235	9,867
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A1A, 5.704% 2049[1]	7,562	7,666
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class AM, 5.867% 2049[1,6]	4,945	5,054
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A1A, 5.793% 2045[1,6]	1,231	1,244
Halliburton Co. 3.80% 2025	10,055	10,220
Halliburton Co. 4.85% 2035	390	412
Halliburton Co. 5.00% 2045	650	706
Hardwoods Acquisition Inc 7.50% 2021[4]	2,700	2,295
Harris Corp. 1.999% 2018	3,100	3,102
Harris Corp. 2.70% 2020	680	679
Harris Corp. 3.832% 2025	460	468
HCA Inc. 5.25% 2026	975	1,010
HDTFS Inc. 5.875% 2020	3,425	3,365
HDTFS Inc. 5.50% 2024[4]	1,325	1,164
Healthsouth Corp. 5.75% 2024	950	967
Healthsouth Corp. 5.75% 2025	1,580	1,580
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 2.73% 2021[1,4]	17,610	17,500
Holcim Ltd. 6.00% 2019[4]	3,222	3,531
Holcim Ltd. 5.15% 2023[4]	8,230	8,928
Hospitality Properties Trust 6.70% 2018	6,360	6,521
Hospitality Properties Trust 5.00% 2022	250	264
Hospitality Properties Trust 4.50% 2023	690	688
Hospitality Properties Trust 4.50% 2025	935	912
Host Hotels & Resorts LP 4.50% 2026	175	177
HSBC Bank PLC 4.75% 2021[4]	650	696
HSBC Holdings PLC 4.125% 2020[4]	3,295	3,458
HSBC Holdings PLC 2.95% 2021	3,355	3,353
HSBC Holdings PLC 4.00% 2022	2,275	2,352
HSBC Holdings PLC 3.90% 2026	4,645	4,676
Capital World Bond Fund — Page 13 of 27

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
HSBC Holdings PLC 4.30% 2026	$5,835	$6,049
Humana Inc. 3.85% 2024	4,000	4,097
Humana Inc. 4.95% 2044	4,000	4,212
Hungary 6.25% 2020	11,890	13,033
Hungary 5.375% 2023	2,040	2,219
Hungary 5.375% 2024	38,150	41,703
Hungary 7.625% 2041	20,768	29,132
Huntsman International LLC 4.875% 2020	2,615	2,723
Hyundai Capital America 3.00% 2020[4]	2,000	2,000
Hyundai Capital Services Inc. 2.625% 2020[4]	2,375	2,352
Iberdrola Finance Ireland 5.00% 2019[4]	5,000	5,338
Icahn Enterprises Finance Corp. 3.50% 2017	4,125	4,135
iHeartCommunications, Inc. 9.00% 2019	2,375	1,950
Immucor, Inc. 11.125% 2019	530	501
Imperial Tobacco Finance PLC 3.50% 2023[4]	9,050	9,129
Indonesia (Republic of) 4.875% 2021	4,300	4,563
Indonesia (Republic of) 3.70% 2022[4]	8,470	8,510
Indonesia (Republic of) 3.75% 2022	23,845	23,994
Indonesia (Republic of) 3.375% 2023	2,600	2,543
Indonesia (Republic of) 4.125% 2025	4,750	4,718
Indonesia (Republic of) 4.75% 2026	24,100	24,938
Indonesia (Republic of) 6.75% 2044	950	1,152
Indonesia (Republic of) 6.75% 2044[4]	925	1,122
Inmarsat PLC 4.875% 2022[4]	2,875	2,810
Inmarsat PLC 6.50% 2024[4]	1,525	1,552
Intelsat Jackson Holding Co. 7.25% 2019	4,625	3,908
Intelsat Jackson Holding Co. 7.25% 2020	4,625	3,607
International Paper Co. 7.30% 2039	1,410	1,799
Intesa Sanpaolo SpA 5.017% 2024[4]	22,455	20,761
inVentiv Health, Inc. 9.00% 2018[4]	6,305	6,318
iStar Financial Inc. 4.00% 2017	3,300	3,325
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A1A, 5.431% 2047[1,6]	1,815	1,814
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A1A, 5.439% 2049[1]	1,552	1,556
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A1A, 5.713% 2049[1,6]	6,471	6,516
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A4, 5.713% 2049[1,6]	6,366	6,405
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-C1, Class A4, 5.716% 2051[1]	2,234	2,284
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A1A, 5.85% 2051[1,6]	2,076	2,099
Johnson & Johnson 2.45% 2026	965	923
Jordan (Hashemite Kingdom of) 6.125% 2026[4]	325	329
Jordan (Hashemite Kingdom of) 5.75% 2027[4]	6,390	6,069
JPMorgan Chase & Co. 2.40% 2021	2,200	2,179
JPMorgan Chase & Co. 2.55% 2021	38,940	38,803
JPMorgan Chase & Co. 2.70% 2023	9,525	9,317
JPMorgan Chase & Co. 3.125% 2025	1,100	1,075
Jupiter Resources Inc. 8.50% 2022[4]	2,000	1,735
Kenya (Republic of) 6.875% 2024	1,400	1,329
Kimco Realty Corp. 6.875% 2019	6,875	7,703
Kimco Realty Corp. 3.40% 2022	775	787
Kimco Realty Corp. 2.70% 2024	2,750	2,632
Kinder Morgan Energy Partners, LP 2.65% 2019	670	674
Kinder Morgan Energy Partners, LP 3.50% 2021	3,960	4,021
Kinder Morgan Energy Partners, LP 3.45% 2023	7,500	7,442
Kinder Morgan Energy Partners, LP 3.50% 2023	3,990	3,943
Kinder Morgan Energy Partners, LP 4.15% 2024	6,160	6,271
Kinder Morgan Energy Partners, LP 4.25% 2024	70	72
Capital World Bond Fund — Page 14 of 27

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Kinder Morgan Energy Partners, LP 5.50% 2044	$12,650	$12,920
Kinder Morgan Finance Co. 5.05% 2046	1,233	1,223
Kinder Morgan, Inc. 4.30% 2025	9,860	10,156
Kinder Morgan, Inc. 5.55% 2045	7,850	8,271
Kinetic Concepts, Inc. 9.625% 2021[4]	3,000	3,187
Kinetic Concepts, Inc. 12.50% 2021[4]	10,425	10,972
Korea Housing Finance Corp. 2.50% 2020[1,4]	10,700	10,596
Korea Housing Finance Corp. 2.00% 2021[1,4]	15,625	14,982
Kraft Heinz Co. 3.00% 2026	3,000	2,818
Kraft Heinz Co. 4.375% 2046	4,120	3,885
Kroger Co. 6.80% 2018	1,000	1,095
Kronos Inc., Term Loan B, 9.25% 2024[1,5,6]	2,350	2,426
Laboratory Corporation of America Holdings 3.60% 2025	3,875	3,860
LB Commercial Mortgage Trust, Series 2007-C3, Class A1A, multifamily 5.873% 2044[1,6]	328	332
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.43% 2040[1]	690	691
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM, 6.114% 2040[1,6]	460	472
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class AM, 6.159% 2045[1,6]	2,110	2,179
Leucadia National Corp. 5.50% 2023	1,375	1,457
Ligado Networks, Term Loan, 9.75% 2020[1,5,6,7]	14,201	13,195
Lima Metro Line Finance Ltd. 5.875% 2034[1,4]	9,385	9,948
Limited Brands, Inc. 6.875% 2035	2,575	2,639
Lithuania (Republic of) 7.375% 2020	11,200	12,793
Lithuania (Republic of) 6.625% 2022[4]	2,000	2,326
Lockheed Martin Corp. 2.50% 2020	940	948
Lockheed Martin Corp. 3.10% 2023	740	748
Lockheed Martin Corp. 3.55% 2026	1,190	1,216
LSC Communications, Inc. 8.75% 2023[4]	1,025	1,033
Macy’s Retail Holdings, Inc. 4.375% 2023	2,550	2,623
Mallinckrodt PLC 4.875% 2020[4]	3,810	3,843
McClatchy Co. 9.00% 2022	1,925	2,060
McDonald’s Corp. 3.70% 2026	2,860	2,913
McDonald’s Corp. 4.70% 2035	1,245	1,319
McDonald’s Corp. 4.875% 2045	925	993
Medtronic, Inc. 3.50% 2025	15,800	16,266
Medtronic, Inc. 4.625% 2045	3,000	3,246
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A4, 5.826% 2050[1,6]	1,814	1,829
MetroPCS Wireless, Inc. 6.25% 2021	2,850	2,971
MetroPCS Wireless, Inc. 6.625% 2023	3,325	3,533
Microsoft Corp. 2.40% 2026	6,730	6,360
Microsoft Corp. 3.70% 2046	3,370	3,174
MidAmerican Energy Co. 4.40% 2044	1,063	1,130
ML-CFC Commercial Mortgage Trust, Series 2007-8, Class A3, 6.852% 2049[1,6]	821	831
Molina Healthcare, Inc. 5.375% 2022	3,955	4,034
Morgan Stanley 2.625% 2021	2,000	1,976
Morgan Stanley 3.125% 2026	5,740	5,487
Morgan Stanley Capital I Trust, Series 2007-IQ13, Class AM, 5.406% 2044[1]	965	964
Morgan Stanley Capital I Trust, Series 2007-IQ15, Class A4, 5.902% 2049[1,6]	175	178
Morocco (Kingdom of) 4.25% 2022	5,700	5,839
Morocco (Kingdom of) 4.25% 2022[4]	2,500	2,561
Morocco (Kingdom of) 5.50% 2042	10,000	10,287
Morocco (Kingdom of) 5.50% 2042[4]	1,500	1,543
National Rural Utilities Cooperative Finance Corp. 10.375% 2018	3,250	3,748
Navient Corp. 4.875% 2019	2,325	2,412
Navient Corp. 5.50% 2023	240	234
Navios Maritime Acquisition Corp. and Navios Acquisition Finance (US) Inc. 8.125% 2021[4]	2,500	2,138
Capital World Bond Fund — Page 15 of 27

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Navios Maritime Holdings Inc. 7.375% 2022[4]	$10,000	$6,050
NBC Universal Enterprise, Inc. 1.565% 2018[4,6]	5,785	5,822
NBC Universal Enterprise, Inc. 5.25% 2049[4]	2,335	2,458
Needle Merger Sub Corp. 8.125% 2019[4]	1,207	1,204
Neiman Marcus Group LTD Inc. 8.00% 2021[4]	630	471
New York State Electric & Gas Corp. 3.25% 2026[4]	3,000	2,986
Newell Rubbermaid Inc. 3.85% 2023	7,900	8,197
Newell Rubbermaid Inc. 4.20% 2026	19,775	20,636
Newell Rubbermaid Inc. 5.50% 2046	1,835	2,107
NGL Energy Partners LP 6.875% 2021	5,550	5,703
NGPL PipeCo LLC 9.625% 2019[4]	6,440	6,778
Niagara Mohawk Power Corp. 3.508% 2024[4]	2,715	2,765
Niagara Mohawk Power Corp. 4.278% 2034[4]	6,670	6,790
Nigeria (Federal Republic of) 6.375% 2023	4,925	4,784
Noble Corp. PLC 5.25% 2018	140	140
Noble Corp. PLC 7.20% 2025	2,230	2,102
Noble Corp. PLC 8.20% 2045	3,170	2,655
Novelis Corp. 5.875% 2026[4]	1,125	1,139
NRG Energy, Inc. 6.25% 2022	2,990	3,012
NRG Energy, Inc. 6.625% 2027[4]	2,775	2,636
Odebrecht Drilling Norbe VIII/IX Ltd 6.35% 2021[1,4]	5,005	2,290
Odebrecht Offshore Drilling Finance Ltd. 6.75% 2022[1,4]	4,118	1,132
Pacific Gas and Electric Co. 3.25% 2023	2,565	2,618
Pacific Gas and Electric Co. 3.85% 2023	1,335	1,409
Pacific Gas and Electric Co. 2.95% 2026	3,015	2,955
Pacific Gas and Electric Co. 3.75% 2042	2,840	2,670
Pacific Gas and Electric Co. 4.25% 2046	9,100	9,267
PacifiCorp. 3.35% 2025	3,230	3,277
Pakistan (Islamic Republic of) 5.50% 2021[4]	16,105	16,385
Pakistan (Islamic Republic of) 8.25% 2024	6,800	7,386
Pakistan (Islamic Republic of) 8.25% 2025	8,705	9,552
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	3,885	3,846
PepsiCo, Inc. 1.70% 2021	2,900	2,819
PepsiCo, Inc. 3.45% 2046	600	547
Pernod Ricard SA 4.45% 2022[4]	11,465	12,166
Peru (Republic of) 4.125% 2027	6,710	7,004
Peru (Republic of) 5.625% 2050	1,275	1,447
Petrobras Global Finance Co. 8.75% 2026	6,850	7,407
Petrobras Global Finance Co. 6.85% 2115	9,620	7,840
Petrobras International Finance Co. 5.75% 2020	2,600	2,639
Petrobras International Finance Co. 6.75% 2041	250	211
Petróleos Mexicanos 5.50% 2021	1,070	1,102
Petróleos Mexicanos 6.375% 2021[4]	1,455	1,553
Petróleos Mexicanos 4.875% 2022	5,665	5,696
Petróleos Mexicanos 5.375% 2022[4]	1,110	1,138
Petróleos Mexicanos 4.875% 2024	1,115	1,084
Petróleos Mexicanos 4.50% 2026	3,000	2,740
Petróleos Mexicanos 6.875% 2026[4]	4,875	5,155
Petróleos Mexicanos 6.50% 2027[4]	2,930	3,026
Petróleos Mexicanos 6.50% 2041	2,470	2,326
Petróleos Mexicanos 5.50% 2044	1,765	1,478
Petróleos Mexicanos 6.375% 2045	7,000	6,405
Petróleos Mexicanos 5.625% 2046	10,225	8,525
Petróleos Mexicanos 6.75% 2047[4]	3,760	3,562
Pfizer Inc. 7.20% 2039	107	155
Capital World Bond Fund — Page 16 of 27

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Philip Morris International Inc. 4.25% 2044	$2,125	$2,099
Philippines (Republic of the) 4.20% 2024	9,100	9,800
Philippines (Republic of the) 9.50% 2030	2,071	3,271
Philippines (Republic of the) 7.75% 2031	2,366	3,338
Phillips 66 Partners LP 3.605% 2025	275	269
Phillips 66 Partners LP 3.55% 2026	225	218
Phillips 66 Partners LP 4.68% 2045	565	526
Phillips 66 Partners LP 4.90% 2046	185	178
Pioneer Natural Resources Co. 3.45% 2021	350	358
Ply Gem Industries, Inc. 6.50% 2022	3,550	3,679
PNC Bank 2.40% 2019	8,000	8,073
PNC Bank 2.30% 2020	3,820	3,818
PNC Bank 2.60% 2020	1,250	1,260
PNC Funding Corp. 3.30% 2022	4,000	4,111
Progress Energy, Inc. 7.05% 2019	4,380	4,843
Progress Energy, Inc. 7.75% 2031	1,990	2,740
Prologis, Inc. 3.35% 2021	1,100	1,132
Prologis, Inc. 4.25% 2023	10,295	10,933
Prologis, Inc. 3.75% 2025	2,790	2,860
Puget Energy, Inc. 6.50% 2020	1,475	1,663
Puget Energy, Inc. 6.00% 2021	4,629	5,185
Puget Energy, Inc. 5.625% 2022	2,120	2,348
Qatar (State of) 4.50% 2022[4]	3,500	3,749
QGOG Atlantic/Alaskan Rigs Ltd. 5.25% 2019[1,4]	1,859	1,784
QGOG Constellation SA 6.25% 2019[4]	5,350	3,558
Qorvo, Inc. 7.00% 2025	2,375	2,642
Quintiles Transnational Corp. 4.875% 2023[4]	1,995	2,035
R.R. Donnelley & Sons Co. 7.875% 2021	1,750	1,811
R.R. Donnelley & Sons Co. 6.50% 2023	2,475	2,422
Rabobank Nederland 4.625% 2023	12,180	12,820
Ras Laffan Liquefied Natural Gas III 5.838% 2027[1,4]	8,000	8,960
Rayonier Advanced Materials Inc. 5.50% 2024[4]	1,570	1,476
RCI Banque 3.50% 2018[4]	9,400	9,570
Reynolds American Inc. 2.30% 2018	1,020	1,027
Reynolds American Inc. 3.25% 2020	2,830	2,900
Reynolds American Inc. 4.00% 2022	4,050	4,237
Reynolds American Inc. 4.45% 2025	17,085	18,047
Reynolds American Inc. 5.70% 2035	215	247
Reynolds American Inc. 6.15% 2043	3,750	4,533
Reynolds American Inc. 5.85% 2045	1,840	2,183
Reynolds Group Inc. 5.75% 2020	2,020	2,086
Rio Tinto Finance PLC 3.75% 2025	8,990	9,262
Rio Tinto PLC 4.125% 2042	1,500	1,476
Roche Holdings, Inc. 2.25% 2019[4]	750	756
Roche Holdings, Inc. 2.875% 2021[4]	6,350	6,457
Roche Holdings, Inc. 3.35% 2024[4]	8,475	8,673
Roche Holdings, Inc. 2.375% 2027[4]	4,475	4,187
Rowan Companies Inc. 7.375% 2025	325	332
Royal Dutch Shell PLC 1.375% 2019	9,000	8,873
Royal Dutch Shell PLC 1.75% 2021	8,920	8,666
Royal Dutch Shell PLC 2.50% 2026	85	80
Royal Dutch Shell PLC 3.75% 2046	770	709
Ryerson Inc. 11.00% 2022[4]	5,690	6,273
Sabine Pass Liquefaction, LLC 5.625% 2021	4,325	4,649
Sabine Pass Liquefaction, LLC 5.75% 2024	1,750	1,886
Capital World Bond Fund — Page 17 of 27

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Sabine Pass Liquefaction, LLC 5.625% 2025	$1,890	$2,029
Sabine Pass Liquefaction, LLC 5.00% 2027[4]	1,225	1,240
Saudi Arabia (Kingdom of) 2.375% 2021[4]	3,975	3,863
Saudi Arabia (Kingdom of) 3.25% 2026[4]	17,880	16,975
Scentre Group 2.375% 2021[4]	1,425	1,402
Scentre Group 3.25% 2025[4]	1,395	1,347
Scentre Group 3.50% 2025[4]	3,800	3,751
Schlumberger BV 4.00% 2025[4]	8,105	8,492
Scottish Power PLC 5.81% 2025	2,500	2,781
Seagate Technology LLC 4.75% 2023	2,275	2,257
Select Income REIT 4.15% 2022	1,815	1,798
Shell International Finance BV 3.25% 2025	825	824
Shell International Finance BV 2.875% 2026	1,655	1,600
Shire PLC 1.90% 2019	9,000	8,888
Shire PLC 2.40% 2021	21,065	20,352
Shire PLC 2.875% 2023	4,625	4,397
Shire PLC 3.20% 2026	3,890	3,638
Siemens AG 2.35% 2026[4]	1,500	1,388
Siemens AG 4.40% 2045[4]	3,000	3,162
Silver II Borrower S.C.A./Silver II U.S. Holdings, LLC 7.75% 2020[4]	5,390	4,514
Skandinaviska Enskilda Banken AB 2.625% 2021	10,975	10,983
Slovenia (Republic of) 4.75% 2018[4]	1,215	1,260
Slovenia (Republic of) 5.50% 2022	46,940	51,973
Slovenia (Republic of) 5.85% 2023	25,550	28,826
Slovenia (Republic of) 5.25% 2024	4,160	4,568
SM Energy Co. 5.625% 2025	1,450	1,407
SoftBank Corp. 4.50% 2020[4]	5,550	5,703
Solera Holdings, Inc. 10.50% 2024[4]	1,125	1,271
Sotheby’s Holdings, Inc. 5.25% 2022[4]	1,530	1,511
South Korea (Republic of) 7.125% 2019	1,080	1,212
Southwestern Energy Co. 4.10% 2022	4,840	4,597
Spectra Energy Partners, LP 3.375% 2026	510	488
Starwood Property Trust, Inc. 5.00% 2021[4]	500	508
Statoil ASA 2.75% 2021	465	469
Statoil ASA 3.25% 2024	1,500	1,520
Statoil ASA 3.70% 2024	6,325	6,619
Statoil ASA 4.25% 2041	1,500	1,498
Sunoco LP 6.25% 2021	2,730	2,788
Sweden (Kingdom of) 1.125% 2019[4]	11,760	11,587
Talen Energy Corp. 4.625% 2019[4]	2,150	2,048
Targa Resources Corp. 4.125% 2019	3,175	3,231
Targa Resources Partners LP 6.75% 2024	1,815	1,956
TC PipeLines, LP 4.375% 2025	1,405	1,417
Teco Finance, Inc. 5.15% 2020	270	287
Teekay Corp. 8.50% 2020	9,109	8,699
Tenet Healthcare Corp. 4.375% 2021	1,200	1,188
Tenet Healthcare Corp., First Lien, 4.75% 2020	1,450	1,465
Tenet Healthcare Corp., First Lien, 6.00% 2020	1,525	1,594
Tenet Healthcare Corp., First Lien, 4.50% 2021	5,600	5,600
Tennessee Valley Authority 5.88% 2036	2,250	2,982
Tennessee Valley Authority 5.25% 2039	6,000	7,546
Tesoro Logistics LP 5.50% 2019	1,930	2,051
Tesoro Logistics LP 5.25% 2025	975	999
Teva Pharmaceutical Finance Company BV 1.40% 2018	1,710	1,696
Teva Pharmaceutical Finance Company BV 2.20% 2021	3,320	3,177
Capital World Bond Fund — Page 18 of 27

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Teva Pharmaceutical Finance Company BV 2.80% 2023	$1,460	$1,382
Teva Pharmaceutical Finance Company BV 3.15% 2026	2,855	2,634
Teva Pharmaceutical Finance Company BV 4.10% 2046	4,420	3,795
TEX Operations Co. LLC, Term Loan B, 5.00% 2023[1,5,6]	1,221	1,233
TEX Operations Co. LLC, Term Loan C, 5.00% 2023[1,5,6]	279	281
Thermo Fisher Scientific Inc. 2.40% 2019	1,725	1,738
Thomson Reuters Corp. 4.30% 2023	4,250	4,448
Thomson Reuters Corp. 5.65% 2043	2,980	3,289
TI Automotive Ltd. 8.75% 2023[4]	2,335	2,452
T-Mobile US, Inc. 6.50% 2026	550	596
Total Capital International 2.875% 2022	1,115	1,123
Toyota Motor Credit Corp. 1.45% 2018	1,450	1,450
Toyota Motor Credit Corp. 1.55% 2019	600	593
Toyota Motor Credit Corp. 1.70% 2019	3,000	2,990
Toyota Motor Credit Corp. 2.15% 2020	3,500	3,493
TransCanada PipeLines Ltd. 6.50% 2018	5,000	5,351
TransCanada PipeLines Ltd. 7.125% 2019	3,035	3,331
TransCanada PipeLines Ltd. 7.625% 2039	2,000	2,864
TransCanada PipeLines Ltd., junior subordinated 5.625% 2075	650	658
Transocean Inc. 9.00% 2023[4]	875	901
Transportadora de Gas Peru SA 4.25% 2028[1,4]	7,560	7,484
Trilogy International Partners, LLC 13.375% 2019[4]	7,175	7,390
Turkey (Republic of) 6.25% 2022	6,285	6,548
Turkey (Republic of) 4.875% 2026	7,400	6,866
U.S. Treasury 1.875% 2017	16,500	16,621
U.S. Treasury 0.75% 2018	25,000	24,821
U.S. Treasury 1.00% 2018	9,900	9,869
U.S. Treasury 1.375% 2018	5,450	5,471
U.S. Treasury 0.75% 2019	17,000	16,740
U.S. Treasury 1.375% 2019	1,510	1,506
U.S. Treasury 1.50% 2019	28,750	28,820
U.S. Treasury 1.625% 2019[10]	125,550	126,507
U.S. Treasury 1.625% 2019	4,746	4,779
U.S. Treasury 1.75% 2019	74,350	75,082
U.S. Treasury 1.25% 2020	33,610	33,363
U.S. Treasury 1.375% 2020[10]	120,450	119,697
U.S. Treasury 1.50% 2020	13,000	12,961
U.S. Treasury 1.625% 2020	20,000	19,988
U.S. Treasury 1.625% 2020	4,030	4,032
U.S. Treasury 1.75% 2020	34,200	34,192
U.S. Treasury 2.00% 2020	10,800	10,923
U.S. Treasury 2.125% 2020	18,300	18,595
U.S. Treasury 1.125% 2021	334,210	325,229
U.S. Treasury 1.125% 2021	28,100	27,164
U.S. Treasury 1.125% 2021	2,900	2,807
U.S. Treasury 1.25% 2021	6,600	6,400
U.S. Treasury 1.75% 2021	33,800	33,552
U.S. Treasury 2.00% 2021	82,150	82,484
U.S. Treasury 2.00% 2021	94	94
U.S. Treasury 2.125% 2021	13,900	14,024
U.S. Treasury 8.00% 2021	21,900	28,049
U.S. Treasury 2.125% 2022	6,300	6,323
U.S. Treasury 1.375% 2023	13,200	12,511
U.S. Treasury 1.375% 2023	6,900	6,536
U.S. Treasury 1.375% 2023	5,100	4,846
Capital World Bond Fund — Page 19 of 27

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
U.S. Treasury 1.75% 2023	$1,750	$1,710
U.S. Treasury 2.125% 2023	10,200	10,136
U.S. Treasury 2.50% 2024	76,900	78,087
U.S. Treasury 2.25% 2025	12,600	12,442
U.S. Treasury 2.00% 2026	17,330	16,680
U.S. Treasury 2.875% 2043	30,630	29,537
U.S. Treasury 3.00% 2045	61,450	60,443
U.S. Treasury 2.25% 2046	35,959	30,148
U.S. Treasury 2.50% 2046	8,000	7,089
U.S. Treasury 2.50% 2046	7,300	6,468
U.S. Treasury 2.875% 2046	136,775	131,692
U.S. Treasury Inflation-Protected Security 0.125% 2024[2]	28,046	27,593
U.S. Treasury Inflation-Protected Security 0.625% 2024[2]	152,423	155,306
U.S. Treasury Inflation-Protected Security 0.25% 2025[2]	29,943	29,482
U.S. Treasury Inflation-Protected Security 0.375% 2025[2]	27,011	26,891
U.S. Treasury Inflation-Protected Security 2.375% 2025[2]	7,053	8,102
U.S. Treasury Inflation-Protected Security 0.625% 2026[2]	55,442	55,973
U.S. Treasury Inflation-Protected Security 1.375% 2044[2]	42,482	46,482
U.S. Treasury Inflation-Protected Security 0.75% 2045[2]	5,317	5,023
U.S. Treasury Inflation-Protected Security 1.00% 2046[2]	144,770	145,692
United Mexican States 5.125% 2020	300	323
United Mexican States 3.625% 2022	4,020	4,038
United Mexican States 4.75% 2044	13,780	12,560
United Rentals, Inc. 5.50% 2025	1,025	1,049
UnitedHealth Group Inc. 2.70% 2020	2,330	2,365
UnitedHealth Group Inc. 3.75% 2025	2,160	2,236
Vale Overseas Ltd. 5.875% 2021	845	887
Vale Overseas Ltd. 4.375% 2022	255	251
Vale Overseas Ltd. 6.25% 2026	7,690	8,017
Valero Energy Partners LP 4.375% 2026	955	968
State of California, Various Purpose G.O. Bonds, 7.55% 2039	2,720	4,050
State of California, Various Purpose G.O. Bonds, 7.60% 2040	7,770	11,724
State of California, Various Purpose G.O. Bonds, 7.625% 2040	11,850	17,453
VEB Finance Ltd. 6.902% 2020[4]	6,600	7,150
Venezuela (Bolivarian Republic of) 12.75% 2022[1]	340	213
Venezuela (Bolivarian Republic of) 8.25% 2024	1,035	486
Venezuela (Bolivarian Republic of) 7.65% 2025	400	184
Venezuela (Bolivarian Republic of) 11.75% 2026	675	385
Venezuela (Bolivarian Republic of) 9.25% 2027	1,540	789
Venezuela (Bolivarian Republic of) 9.25% 2028	170	79
Venezuela (Bolivarian Republic of) 11.95% 2031[1]	980	551
Venezuela (Bolivarian Republic of) 9.375% 2034	155	72
Venezuela (Bolivarian Republic of) 7.00% 2038	220	94
Verizon Communications Inc. 1.351% 2017[6]	2,010	2,012
Verizon Communications Inc. 1.75% 2021	200	192
Verizon Communications Inc. 2.625% 2026	2,495	2,298
Verizon Communications Inc. 4.272% 2036	14,748	14,138
Verizon Communications Inc. 3.85% 2042	6,036	5,241
Verizon Communications Inc. 4.522% 2048	9,780	9,398
Verizon Owner Trust, Series 2016-1A, Class A, 1.42% 2021[1,4]	1,610	1,600
Virgin Australia Holdings Ltd. 8.50% 2019[4]	1,150	1,197
Volkswagen Group of America Finance, LLC 2.45% 2019[4]	2,320	2,315
VPI Escrow Corp. 6.75% 2018[4]	1,275	1,214
VPI Escrow Corp. 6.375% 2020[4]	10,625	9,181
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342% 2043[1]	66	66
Capital World Bond Fund — Page 20 of 27

Bonds, notes & other debt instruments U.S. dollars (continued)	Principal amount (000)	Value (000)
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A5, 5.50% 2047[1]	$900	$905
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class AM, 5.591% 2047[1,6]	1,270	1,278
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A3, 5.707% 2049[1,6]	390	393
Walgreens Boots Alliance, Inc. 1.75% 2018	5,300	5,306
Walgreens Boots Alliance, Inc. 2.60% 2021	1,650	1,640
Walgreens Boots Alliance, Inc. 3.10% 2023	1,445	1,436
WEA Finance LLC 1.75% 2017[4]	5,435	5,439
WEA Finance LLC 2.70% 2019[4]	9,285	9,393
WEA Finance LLC 3.25% 2020[4]	10,190	10,368
WEA Finance LLC 3.75% 2024[4]	3,380	3,418
Weatherford International PLC 4.50% 2022	3,260	2,844
Weatherford International PLC 8.25% 2023	2,575	2,626
Weatherford International PLC 9.875% 2024[4]	1,350	1,442
Weatherford International PLC 6.50% 2036	1,325	1,070
Weatherford International PLC 6.75% 2040	3,560	2,866
Weingarten Realty Investors 3.25% 2026	255	241
WellPoint, Inc. 2.30% 2018	2,645	2,663
Wells Fargo & Co. 2.50% 2021	877	870
Wells Fargo & Co. 3.00% 2026	1,500	1,428
Western Digital Corp. 7.375% 2023[4]	1,425	1,571
Western Gas Partners LP 2.60% 2018	130	130
Western Gas Partners LP 3.95% 2025	455	449
Western Gas Partners LP 4.65% 2026	855	886
Whiting Petroleum Corp. 6.50% 2018	360	360
Williams Companies, Inc. 3.70% 2023	3,280	3,182
Williams Partners LP 4.125% 2020	1,625	1,690
Williams Partners LP 5.25% 2020	10,405	11,118
Williams Partners LP 4.50% 2023	3,860	3,967
Williams Partners LP 4.30% 2024	6,735	6,804
Williams Partners LP 3.90% 2025	1,925	1,889
Williams Partners LP 4.00% 2025	965	955
Williams Partners LP 4.90% 2045	1,670	1,546
Williams Partners LP 5.10% 2045	1,152	1,097
Wind Acquisition SA 4.75% 2020[4]	1,000	1,013
Wind Acquisition SA 7.375% 2021[4]	8,375	8,731
Windstream Holdings, Inc. 7.75% 2021	6,575	6,792
WM. Wrigley Jr. Co 3.375% 2020[4]	5,270	5,418
WPP Finance 2010 3.75% 2024	4,000	4,028
Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 2023[4]	1,750	1,673
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.50% 2025[4]	575	572
Wynn Macau, Ltd. 5.25% 2021[4]	4,600	4,657
Xstrata Canada Financial Corp. 4.95% 2021[4]	2,500	2,678
Zambia (Republic of) 8.97% 2027[1,4]	15,230	15,078
ZF Friedrichshafen AG 4.50% 2022[4]	755	781
ZF Friedrichshafen AG 4.75% 2025[4]	2,225	2,272
Ziggo Bond Finance BV 5.50% 2027[4]	2,925	2,859
Zimmer Holdings, Inc. 3.15% 2022	3,530	3,521
		5,545,324
Total bonds, notes & other debt instruments (cost: $11,954,146,000)		11,435,644
Capital World Bond Fund — Page 21 of 27

Convertible stocks 0.03% U.S. dollars 0.01%	Shares	Value (000)
CEVA Group PLC, Series A-2, 3.022% convertible preferred[6,8,11]	1,141	$285
CEVA Group PLC, Series A-1, 4.022% convertible preferred[6,8,11]	719	252
		537
Miscellaneous 0.02%
Other convertible stocks in initial period of acquisition		2,640
Total convertible stocks (cost: $5,056,000)		3,177
Common stocks 0.04% U.S. dollars 0.04%
Warrior Met Coal, LLC, Class B4,8,12	5,787	1,997
Warrior Met Coal, LLC, Class A4,8,12	1,957	675
Corporate Risk Holdings I, Inc.[8,12]	91,424	1,042
Corporate Risk Holdings Corp.[8,12]	462	—
NII Holdings, Inc.[12]	370,274	796
CEVA Group PLC[8,11,12]	527	132
Atrium Corp.[4,8,12]	191	—
Total common stocks (cost: $9,903,000)		4,642
Rights & warrants 0.00% Miscellaneous 0.00%
Other rights & warrants in initial period of acquisition		—
Total rights & warrants (cost: $0)		—
Short-term securities 4.26%	Principal amount (000)
Bank of Montreal 1.08% due 3/21/2017	$ 40,000	39,908
Bank of Nova Scotia 1.03% due 1/17/2017[4]	52,100	52,085
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.65%–0.72% due 1/4/2017–2/1/2017	72,600	72,583
General Electric Co. 0.60% due 1/3/2017	4,450	4,450
JPMorgan Chase & Co. 1.03% due 3/13/2017	50,000	50,017
Liberty Street Funding Corp. 0.97% due 3/8/2017[4]	40,000	39,938
Mizuho Bank, Ltd. 0.70%–0.89% due 1/30/2017–2/21/2017[4]	80,000	79,926
Sumitomo Mitsui Banking Corp. 1.00% due 4/4/2017[4]	40,000	39,898
Toronto-Dominion Holdings USA Inc. 0.60%–0.69% due 1/10/2017–1/31/2017[4]	75,000	74,979
U.S. Treasury Bills 0.44% due 2/16/2017	5,000	4,997
Victory Receivables Corp. 1.10% due 3/10/2017[4]	50,000	49,918
Total short-term securities (cost: $508,635,000)		508,699
Total investment securities 100.11% (cost: $12,477,740,000)		11,952,162
Other assets less liabilities (0.11)%		(13,122)
Net assets 100.00%		$11,939,040
Capital World Bond Fund — Page 22 of 27

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $2,468,225,000.
	Settlement date	Counterparty	Contract amount		Unrealized (depreciation) appreciation at 12/31/2016 (000)
			Receive (000)	Deliver (000)
Purchases:
Euros	1/6/2017	UBS AG	€74,700	$81,619	$(2,945)
Euros	1/9/2017	Citibank	€45,000	$48,623	(1,222)
Euros	1/10/2017	HSBC Bank	€50,979	$55,043	(1,341)
Euros	1/12/2017	Barclays Bank PLC	€32,924	$35,078	(391)
Euros	1/19/2017	Bank of America, N.A.	€47,856	$51,451	(1,017)
Japanese yen	1/6/2017	JPMorgan Chase	¥15,248,338	$137,500	(6,953)
Japanese yen	1/11/2017	HSBC Bank	¥11,675,659	$103,150	(3,165)
Japanese yen	1/12/2017	JPMorgan Chase	¥1,246,991	$12,050	(1,371)
Japanese yen	1/19/2017	JPMorgan Chase	¥17,090,369	$150,708	(4,293)
Japanese yen	1/20/2017	JPMorgan Chase	¥6,522,912	$56,800	(915)
Japanese yen	1/20/2017	JPMorgan Chase	¥4,075,718	$35,836	(918)
Japanese yen	1/26/2017	Bank of America, N.A.	¥10,852,733	$94,550	(1,540)
Japanese yen	2/16/2017	HSBC Bank	¥12,195,000	$106,108	(1,508)
Japanese yen	2/24/2017	HSBC Bank	¥4,334,444	$36,867	322
Norwegian kroner	1/13/2017	Bank of America, N.A.	NKr213,338	$25,269	(560)
Norwegian kroner	1/24/2017	Barclays Bank PLC	NKr207,685	$23,985	72
South African rand	1/26/2017	Bank of America, N.A.	ZAR26,104	$1,842	48
Swedish kronor	1/24/2017	Barclays Bank PLC	SKr197,119	$21,046	628
Swedish kronor	2/16/2017	Barclays Bank PLC	SKr154,107	$16,879	87
					$(26,982)
Sales:
Australian dollars	1/9/2017	JPMorgan Chase	$16,829	A$22,500	$597
Australian dollars	1/11/2017	Bank of America, N.A.	$31,412	A$42,550	716
Australian dollars	1/19/2017	JPMorgan Chase	$2,434	A$3,200	126
Australian dollars	1/20/2017	JPMorgan Chase	$11,163	A$15,000	345
Australian dollars	1/20/2017	JPMorgan Chase	$4,480	A$6,000	152
Australian dollars	1/25/2017	UBS AG	$69,411	A$95,300	687
Australian dollars	1/25/2017	JPMorgan Chase	€7,025	A$10,000	194
Brazilian reais	4/3/2017	Citibank	$12	BRL41	—[13]
Brazilian reais	4/3/2017	Citibank	$1,024	BRL3,600	(54)
Brazilian reais	4/3/2017	Citibank	$34,605	BRL121,400	(1,749)
British pounds	1/9/2017	Bank of America, N.A.	$5,483	£4,300	181
British pounds	1/10/2017	HSBC Bank	€20,181	£17,100	177
British pounds	1/24/2017	Bank of New York Mellon	$8,349	£6,700	86
British pounds	1/26/2017	Bank of America, N.A.	$4,446	£3,500	129
British pounds	2/17/2017	Bank of New York Mellon	$18,451	£14,800	189
Canadian dollars	1/10/2017	JPMorgan Chase	$3,775	C$5,000	51
Canadian dollars	1/20/2017	Barclays Bank PLC	$8,286	C$11,000	91
Canadian dollars	1/23/2017	JPMorgan Chase	€11,489	C$16,000	190
Canadian dollars	1/23/2017	Bank of America, N.A.	€11,488	C$16,000	189
Canadian dollars	1/23/2017	Bank of America, N.A.	$23,337	C$31,150	129
Chilean pesos	1/20/2017	Citibank	$94,295	CLP62,796,000	691
Colombian pesos	1/11/2017	JPMorgan Chase	$14,836	COP45,946,200	(433)
Colombian pesos	1/11/2017	Citibank	$20,591	COP63,665,807	(567)
Colombian pesos	1/13/2017	Bank of America, N.A.	$375	COP1,158,000	(10)
Euros	1/6/2017	JPMorgan Chase	$45,149	€42,700	178
Euros	1/9/2017	Citibank	SKr227,831	€23,200	590
Euros	1/9/2017	UBS AG	$8,292	€7,680	203
Capital World Bond Fund — Page 23 of 27

	Settlement date	Counterparty	Contract amount		Unrealized (depreciation) appreciation at 12/31/2016 (000)
			Receive (000)	Deliver (000)
Euros	1/11/2017	Citibank	NKr90,454	€10,000	$(58)
Euros	1/12/2017	HSBC Bank	¥4,109,404	€33,800	(416)
Euros	1/13/2017	HSBC Bank	NKr38,866	€4,325	(55)
Euros	1/19/2017	Bank of America, N.A.	$8,843	€8,250	148
Euros	1/19/2017	UBS AG	$3,057	€2,830	75
Euros	1/19/2017	Bank of America, N.A.	$100,865	€97,025	(1,387)
Euros	1/20/2017	Citibank	SKr117,089	€12,000	224
Euros	1/20/2017	Citibank	£80,649	€96,000	(1,722)
Euros	1/23/2017	JPMorgan Chase	£52,915	€62,850	(990)
Euros	1/24/2017	Bank of America, N.A.	CZK269,450	€10,000	(31)
Euros	1/26/2017	Citibank	SKr181,406	€18,550	393
Euros	2/3/2017	Citibank	$10,526	€9,500	507
Euros	2/7/2017	HSBC Bank	$5,018	€4,500	272
Euros	2/17/2017	Citibank	$11,355	€10,730	32
Euros	2/24/2017	Citibank	$2,672	€2,500	33
Euros	2/24/2017	Bank of America, N.A.	$25,098	€24,000	(235)
Euros	3/15/2017	Citibank	$18,954	€17,775	172
Hungarian forints	1/10/2017	HSBC Bank	€14,316	HUF4,500,000	(243)
Indian rupees	1/11/2017	UBS AG	$31,951	INR2,200,000	(426)
Indian rupees	1/11/2017	JPMorgan Chase	$38,134	INR2,625,500	(506)
Indonesian rupiah	1/13/2017	JPMorgan Chase	$2,141	IDR28,589,600	23
Israeli shekels	1/9/2017	Bank of America, N.A.	$2,393	ILS9,100	31
Israeli shekels	1/23/2017	Citibank	$32,103	ILS123,500	23
Israeli shekels	1/26/2017	HSBC Bank	$3,645	ILS14,100	(18)
Japanese yen	1/10/2017	Citibank	$11,791	¥1,335,000	359
Japanese yen	1/10/2017	Bank of America, N.A.	$46	¥5,204	1
Malaysian ringgits	1/13/2017	UBS AG	$25,206	MYR111,600	342
Malaysian ringgits	1/13/2017	Citibank	$5,657	MYR25,000	88
Mexican pesos	1/12/2017	HSBC Bank	$4,601	MXN95,800	(11)
New Zealand dollars	1/13/2017	Citibank	£26,853	NZ$48,050	(254)
New Zealand dollars	1/19/2017	JPMorgan Chase	$2,133	NZ$3,000	51
New Zealand dollars	1/20/2017	JPMorgan Chase	$2,142	NZ$3,000	60
New Zealand dollars	1/24/2017	JPMorgan Chase	$23,889	NZ$34,000	291
New Zealand dollars	1/26/2017	JPMorgan Chase	€10,112	NZ$15,000	250
Polish zloty	1/10/2017	JPMorgan Chase	$35,762	PLN149,385	72
Polish zloty	1/26/2017	Citibank	€6,768	PLN30,000	(30)
South African rand	1/10/2017	JPMorgan Chase	$615	ZAR8,500	(3)
South African rand	1/12/2017	JPMorgan Chase	$9,351	ZAR133,200	(324)
Turkish lira	1/19/2017	Barclays Bank PLC	$2,921	TRY10,275	20
					$(164)
Forward currency contracts — net					$(27,146)
Capital World Bond Fund — Page 24 of 27

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $964,270,000.
Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized (depreciation) appreciation at 12/31/2016 (000)
Receive	LCH	3-month USD-LIBOR	1.384%	12/15/2018	$270,000	$(327)
Receive	LCH	6-month NOK NIBOR	1.345	12/16/2019	NKr350,000	—
Pay	LCH	6-month EURIBOR	(0.1003)	12/16/2019	€32,000	(109)
Receive	LCH	6-month NOK NIBOR	1.36	12/19/2019	NKr500,000	21
Receive	LCH	3-month SEK STIBOR	0.5725	7/24/2020	SKr43,250	104
Receive	LCH	3-month USD-LIBOR	1.572	9/16/2020	$60,000	(501)
Receive	LCH	3-month SEK STIBOR	0.4825	9/22/2020	SKr300,000	607
Receive	LCH	3-month Canada BA	1.0625	11/5/2020	C$80,000	(633)
Receive	LCH	6-month AUD BBSW Benchmark Rate	2.22	11/7/2020	A$80,000	(612)
Pay	LCH	3-month USD-LIBOR	1.358	11/8/2020	$60,000	980
Pay	LCH	3-month USD-LIBOR	1.365	11/8/2020	60,000	972
Pay	LCH	3-month USD-LIBOR	1.67	11/14/2020	55,000	575
Receive	LCH	3-month NZD-BBR-FRA	2.86	11/14/2020	NZ$80,000	(476)
Receive	LCH	3-month USD-LIBOR	1.2185	2/8/2021	$70,000	(1,784)
Receive	LCH	3-month USD-LIBOR	1.8855	12/15/2021	108,000	(406)
Receive	LCH	3-month USD-LIBOR	1.885	12/15/2021	542,000	(2,054)
Pay	LCH	3-month USD-LIBOR	2.1955	5/6/2025	60,000	235
Pay	LCH	3-month USD-LIBOR	1.5075	9/22/2026	9,600	696
Pay	LCH	3-month USD-LIBOR	1.9815	11/14/2026	20,000	625
Pay	LCH	3-month USD-LIBOR	2.468	12/19/2026	40,000	(493)
Pay	LCH	6-month EURIBOR	0.7962	9/22/2036	€14,700	1,049
Receive	LCH	6-month EURIBOR	1.6073	7/9/2045	6,000	610
Pay	LCH	3-month USD-LIBOR	2.562	11/4/2045	$20,000	84
Pay	LCH	3-month USD-LIBOR	2.52611	11/24/2045	67,000	799
Pay	LCH	3-month USD-LIBOR	2.535	11/24/2045	8,000	80
Pay	LCH	3-month USD-LIBOR	2.556	11/27/2045	47,000	258
Pay	LCH	3-month USD-LIBOR	2.354	1/29/2046	30,000	1,466
Pay	LCH	3-month USD-LIBOR	2.116	4/15/2046	25,000	2,522
Pay	LCH	3-month USD-LIBOR	1.794	8/3/2046	50,000	8,594
Pay	LCH	3-month USD-LIBOR	1.9095	10/11/2046	30,000	4,421
						$17,303
Capital World Bond Fund — Page 25 of 27

Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $16,880,000.
Contracts	Clearinghouse	Type	Number of contracts	Expiration	Notional amount (000)	Unrealized appreciation (depreciation) at 12/31/2016 (000)
10 Year Euro-Bund Futures	Eurex	Long	37	March 2017	$6,345	$48
10 Year U.S. Treasury Note Futures	CME	Long	48	March 2017	5,997	(31)
30 Year Ultra U.S. Treasury Bond Futures	CME	Long	35	March 2017	5,677	(68)
						$(51)
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Step bond; coupon rate will increase at a later date.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,387,965,000, which represented 11.63% of the net assets of the fund.
[5]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $24,208,000, which represented .20% of the net assets of the fund.
[6]	Coupon rate may change periodically.
[7]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[8]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $7,672,000, which represented .06% of the net assets of the fund.
[9]	Purchased on a TBA basis.
[10]	A portion of this security was pledged as collateral. The total value of pledged collateral was $70,420,000, which represented .59% of the net assets of the fund.
[11]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[12]	Security did not produce income during the last 12 months.
[13]	Amount less than one thousand.

Private placement securities	Acquisition dates	Cost (000)	Value (000)	Percent of net assets
CEVA Group PLC, Series A-2, 3.022% convertible preferred	3/10/2010-5/2/2013	$1,687	$285.01%
CEVA Group PLC, Series A-1, 4.022% convertible preferred	4/3/2013-8/27/2013	729	252.00
CEVA Group PLC	3/10/2010-5/2/2013	719	132.00
Total private placement securities		$ 3,135	$ 669.01%
Capital World Bond Fund — Page 26 of 27

Key to abbreviations and symbols
AUD/A$ = Australian dollars	IDR = Indonesian rupiah
ARS = Argentine pesos	ILS = Israeli shekels
BA = Banker’s acceptances	INR = Indian rupees
BBR = Bank base rate	¥ = Japanese yen
BBSW = Bank Bill Swap	LCH = LCH.Clearnet
BRL = Brazilian reais	LIBOR = London Interbank Offered Rate
C$ = Canadian dollars	MXN = Mexican pesos
CLP = Chilean pesos	MYR = Malaysian ringgits
CME = CME Group	NIBOR = Norway Interbank Offered Rate
COP = Colombian pesos	NOK/NKr = Norwegian kroner
CZK = Czech korunas	NZD/NZ$ = New Zealand dollars
DKr = Danish kroner	PHP = Philippine pesos
EUREX = Eurex Exchange	PLN = Polish zloty
€ = Euros	SEK/SKr = Swedish kronor
EURIBOR = Euro Interbank Offered Rate	STIBOR = Stockholm Interbank Offered Rate
FRA = Forward rate agreement	TBA = To-be-announced
£ = British pounds	THB = Thai baht
GHS = Ghanaian cedi	TRY = Turkish lira
G.O. = General Obligation	ZAR = South African rand
HUF = Hungarian forints
Refer to the fund’s current shareholder report for additional disclosures.
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-031-0217O-S54091	Capital World Bond Fund — Page 27 of 27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Capital World Bond Fund:

We have audited the accompanying statement of assets and liabilities of Capital World Bond Fund (the “Fund”), including the summary schedule of investments, as of December 31, 2016, and the related statement of operations for the three months ended December 31, 2016 and for the year ended September 30, 2016, the changes in net assets for the three months ended December 31, 2016 and for the two years ended September 30, 2016 (collectively, the “financial statements”), the financial highlights for the periods presented (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of December 31, 2016 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedule of investments in securities are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedule of investments in securities referred to above present fairly, in all material respects, the financial position of Capital World Bond Fund as of December 31, 2016, the results of its operations for the three months ended December 31, 2016 and for the year ended September 30, 2016, the changes in its net assets for the three months ended December 31, 2016 and for the two years ended September 30, 2016, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

February 13, 2017

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL WORLD BOND FUND

By /s/ Thomas H. Høgh
Thomas H. Høgh, President and Principal Executive Officer

Date: February 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Thomas H. Høgh
Thomas H. Høgh, President and Principal Executive Officer

Date: February 28, 2017

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: February 28, 2017